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                                                                  EXHIBIT 10.145

                           LOAN AND SECURITY AGREEMENT


        THIS LOAN AND SECURITY AGREEMENT (this "Agreement") is made effective as of the 12th day of August, 1998, by and between DORFINCO CORPORATION, a Delaware corporation ("Lender"), and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower").

                              W I T N E S S E T H :

        WHEREAS, Borrower desires to borrow a loan in the amount of up to Four Million and 00/100 Dollars ($4,000,000.00) (the "Loan") from Lender, and Lender has agreed to make the Loan to Borrower, all subject to and accordance with the terms and conditions of this Agreement;

        WHEREAS, Borrower's obligations to Lender with respect to the Loan will be secured by five (5) parcels of undeveloped land located generally in Nye County, Nevada, and more particularly described in Exhibit "A" attached hereto and incorporated herein (the "Property").

        NOW, THEREFORE, IN CONSIDERATION of the mutual covenants and promises of the parties and subject to the following terms and conditions, Borrower agrees to borrow from Lender, and Lender agrees to loan to Borrower, the Loan for the purposes provided herein. The Loan shall be evidenced by a Promissory Note (the "Note") bearing even date herewith, and repayment thereof shall be secured by a Deed of Trust, Security Agreement and Fixture Filing (the "Deed of Trust"), this Agreement and, as described in on Exhibit "B" hereof, that certain loan and security agreement and that certain deed of trust, pursuant to a First Amendment to Loan and Security Agreement and a Third Amendment to Deed of Trust, respectively (collectively, the "Amendments"), and guaranteed by MEGO Financial Corp., a New York corporation (the "Guarantor"), by the execution of a Guaranty Agreement in form and content acceptable to Lender (the "Guaranty"). This Agreement, the Note, the Deed of Trust, the Amendments, the Guaranty, any assignment of rents or leases, or both, and any and all other documents now or hereafter executed by Borrower or any other affiliated person or party in connection with or to evidence or secure payment of the Loan are sometimes hereafter collectively referred to as the "Loan Documents".

        A.     DISBURSEMENTS AND MATURITY.

               A.1 Conditions to Disbursement. Lender shall disburse the Loan for the purposes provided herein once Borrower has: (a) provided Lender, at Borrower's expense, with (w) copies of the recorded plat maps creating the five
(5) parcels of the Property (provided, however, that upon the written request of Lender at any time prior to the Maturity Date, Borrower shall perform and deliver to Lender within sixty (60) days of any such request an ALTA survey of the Property or any one or more parcels thereof), (x) an ALTA lender's policy of title insurance (the "Title Policy")

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insuring the lien of the Deed of Trust as a first lien on the Property, in form, content, and issued by a title insurer acceptable to Lender, (y) an appraisal, in form, content and performed by a licensed appraiser acceptable to Lender, showing a combined value of the Property equal to at least $12,000,000.00, and
(z) a phase one environmental assessment report, in form and substance satisfactory to Lender, for the Property; (b) satisfied all conditions set forth herein; (c) deposited into escrow (or, in lieu thereof, Lender shall have disbursed to itself from the Loan proceeds) the following sums: (i) the balance due and owing on the Closing Date (as hereinafter defined) of the Lender's total loan commitment fee of $40,000.00; (ii) all closing costs and fees; and (iii) Lender's reasonable attorney's fees incurred in connection herewith; and (d) executed and delivered to Lender all Loan Documents except for the Amendments. The forms of the Amendments are attached hereto as Exhibits "C" and "D", respectively, and Borrower hereby covenants and agrees that it will execute and deliver or cause to be executed and delivered the Amendments in substantially the form and substance of the forms of the Amendments attached hereto, in recordable form, as applicable, within forty-five (45) days following the Closing Date.

               A.2 Disbursement Amounts. On the Closing Date, the entire amount of the Loan will be disbursed to Borrower, or, in the event that less than the entire amount of the Loan is disbursed for any reason, then at least four (4) business days prior to any requested disbursement date after the Closing Date, Borrower shall submit to Lender a request for disbursement of Loan proceeds that shall specify the amount of Loan proceeds Borrower requests be disbursed and the date on which such disbursement is requested to be made. Lender shall disburse to Borrower all of the Loan proceeds (or a lesser amount thereof as Borrower may request) on the Closing Date or the requested Loan proceeds on the requested disbursement date after the Closing Date, provided, however, that in either case, the following conditions to disbursement shall have been satisfied:

                    (a) The requirements set forth in Section A.1 above as to the conditions for disbursement have been satisfied;

                    (b) The amount of Loan proceeds requested to be disbursed, plus the aggregate amount of Loan proceeds previously disbursed by Lender to Borrower, does not exceed the maximum Loan amount of $4,000,000.00;

                    (c) The disbursement date is the Closing Date or any date thereafter requested for any requested disbursement of Loan proceeds, provided, however, that a disbursement date after the Closing Date must be within the period commencing on the date (the "Closing Date") that the Deed of Trust is recorded in the Official Records of the Office of the Recorder of Clark County, Nevada and ending on the date (the "Final Disbursement Date"), which is the sixtieth (60th) day after the Closing Date;

                    (d) No Event of Default, or event which, with the giving of notice or passage of time or both would become an Event of Default hereunder shall have occurred and be continuing as of the date of any submission by Borrower of a request for disbursement or the Closing Date or any other date on which any disbursement is to be made;

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                    (e) The  title  company  issuing  the  Title Policy shall be prepared to  and  shall issue to Lender as beneficiary of the Deed of Trust such
title   endorsements   as  Lender  may  require  in  connection  with  any  such
disbursement of Loan proceeds;

                    (f) Borrower shall have paid to Lender (or, in lieu thereof, Lender shall have disbursed to itself from the Loan proceeds) a funding fee for each requested disbursement of Loan proceeds in an amount equal to one percent (1.0%) of the amount of Loan proceeds requested to be disbursed. Borrower acknowledges that the aforesaid funding fee is not imposed as a charge for the use of money, but rather is imposed to permit Lender to recoup its administrative charges and other costs in disbursing Loan proceeds, and said funding fee shall in no way be deemed an interest charge; and

                    (g) After disbursement of any proceeds of the Loan, the Maximum LTV Ratio would not and shall not exceed 50%. "Maximum LTV Ratio" means the ratio of the total outstanding principal balance of the Loan to the appraised values of the five parcels of land comprising the Property. For purposed of this paragraph (g) only, the appraised values of such five parcels of land comprising the Property are as follows:

Parcel 1:     A  3.76  acre  site  located  generally at the southwest corner of
              Calvada Boulevard and Highway 160. Appraised value: $780,000.00.

Parcel 2:     A 3.80 acre site located generally  at  the  northwest  corner  of
              Calvada Boulevard and Highway 160. Appraised value: $785,000.00.

Parcel 3:     A 31.83 acre site (a circular median) located generally in Calveda
              Boulevard between Dandelion Street and Charleston Drive. Appraised value: $3,760,000.00.

Parcel 4:     A  25.45  acre  site  (irregular  shaped) located generally at the
              northwest  corner  of  Shoshone  Drive  and  Wheeler  Pass   Road.
              Appraised value: $3,050,000.00.

Parcel 5:     A  32.98  acre  site  (irregular  shaped)  located between Highway
              160 and Pahrump Valley Boulevard, south of Highway 372. Appraised value: $3,925,000.00.

        If Borrower does not request and receive disbursements of Loan proceeds in the aggregate amount of $4,000,000.00 by the Final Disbursement Date, then the excess amount of Loan proceeds over the aggregate amount of all disbursements up to the maximum Loan amount of $4,000,000.00 may not thereafter be borrowed.

               A.3 Use of Proceeds. Borrower shall use the proceeds of the Loan for general working capital purposes.

               A.4 Interest. Interest on the outstanding principal balance of the Loan will be due and payable as set forth in the Note.

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               A.5 Maturity Date. The outstanding principal balance of the Loan, together with all accrued and unpaid interest then due and owing and any other amounts then due and owing under any of the Loan Documents, shall be due and payable on August 31, 1999 (the "Maturity Date"). The Maturity Date may be extended for a period of one (1) year (the last day of such extension period is herein the "Extended Maturity Date"), subject to the payment of an extension fee in the amount of one and one-half percent (1.5%) of the then outstanding balance of the Loan, and subject to and in accordance with all other terms and procedures for the extension of the term of the Loan to the Extended Maturity Date set forth in the Note.

               A.6 Prepayment. The outstanding principal balance of the Loan may be prepaid in whole or in part at any time prior to the Maturity Date, or, if Borrower elects to extend the Maturity Date, the Extended Maturity Date, without penalty or premium, provided, however, that any such prepayment must be accompanied by the payment of all accrued and unpaid interest on the amount being prepaid plus any other amounts then due and payable under the Note or any of the other Loan Documents. Partial prepayments shall be applied to the last due payment of principal under the Note and shall be in addition to, and not in lieu of, any other payment then or thereafter due under the Note.

               A.7 Non-Revolving Loan. The Loan is a term loan and not a revolving loan, and amounts borrowed and repaid by Borrower may not be reborrowed.

               A.8 Additional Security. In addition to the Deed of Trust and any other security document (except the Amendments) given by Borrower or an affiliate to secure the Loan, the Loan, pursuant to the Amendments, shall also be cross-collateralized by and cross-defaulted to the promissory notes evidencing the loans and the deed of trust and other security instruments described on Exhibit "B" hereto (together with any and all other agreements, instruments or other documents relating to the documents described on Exhibit "B" below, collectively, the "Related Loan Documents") securing said loans (collectively, the "Related Indebtedness") made by Lender or its parent Textron Financial Corporation to Borrower or its subsidiary corporation Steamboat Suites, Inc.

               A.9 Release of Security. Notwithstanding any other provision of this Agreement or any other Loan Document to the contrary, and, subject to the limitation set forth in the proviso below, without regard to whether the Related Indebtedness has been repaid and satisfied in full, upon the full repayment and satisfaction of the Loan and any and all other amounts due and owing with respect to the Loan and any other secured obligations of Borrower to Lender under the Loan Documents (except for the Related Indebtedness and those arising under the Amendments), the collateral security in the real and personal property and property rights and interests encumbered by the Deed of Trust and any other Loan Document (including the Amendments to the extent of the Loan obligations secured thereby) shall be released, terminated and reconveyed to the person(s) entitled thereto, and all other Loan Documents shall be terminated and deemed to be of no further force and effect without the requirement that any additional payment of any kind, including a release payment, be made; provided, however and except that, if there exists with respect to the Related

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Indebtedness  at the time of  repayment  and  performance  in full of the Loan a default or event of default, or any event or circumstance which with the passage of time or giving of notice would become a default or event of default under the Related Loan Documents, then the release and reconveyance of the lien of the Deed of Trust and the release and termination of any other security interest, encumbrance or collateral assignment or transfer created under any other of the Loan Documents shall not be granted by Lender for so long as any such default or event of default or such other event or circumstance is continuing.

        B. REPRESENTATIONS, COVENANTS AND WARRANTIES.

               Borrower  hereby   unconditionally   represents,   covenants  and
warrants as follows:

               B.l Power. If Borrower or any signatory who signs on its behalf is a corporation, partnership, limited liability company, or trust, that it is a corporation duly incorporated, or a partnership, limited liability company, or trust duly organized, and in any event validly existing under the laws of the state of its incorporation or origination and duly qualified to do business in the State of Nevada, with requisite power and authority to (i) incur the indebtedness evidenced by the Note; (ii) enter into this Agreement and grant the Deed of Trust; and (iii) enter into any other Loan Documents executed and delivered to Lender concurrently herewith.

               B.2 Authority. That this Agreement, the Note, the Deed of Trust and all other Loan Documents executed and delivered to Lender concurrently herewith by Borrower were executed in accordance with the requirements of law, and, if Borrower or any signatory who signs on its behalf is a corporation, partnership, limited liability company, or trust, in accordance with any requirements of its articles of incorporation, articles of partnership, articles of organization and/or operating agreement, or declaration of trust, and any amendments thereto, and that the execution of the same, and the full and complete performance of the provisions thereof, is authorized by its bylaws, articles of organization, partnership agreement and/or operating agreement, or declaration of trust, and pursuant to a duly adopted resolution of its board of directors, partners, members and/or managers or trustees, and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance (other than those contained herein or in any instrument delivered to Lender concurrently herewith) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement or other instrument or agreement to which Borrower is a party or by which Borrower is bound or, if applicable, under Borrower's corporate charter, bylaws, articles of organization, partnership agreement and/or operating agreement, or declaration of trust.

               B.3 Financial Statements. Any and all balance sheets, statements of income or loss, reconciliation of surplus and financial data of any other kind heretofore furnished Lender by or on behalf of Borrower and the Guarantor are true and correct in all material respects, and fairly and accurately present the financial condition of the subjects thereof as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent financial data submitted to Lender. During the Loan term, Borrower shall provide

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Lender with such financial  information relating to the Borrower,  the Guarantor or the Property as may be required in the Deed of Trust or as Lender may reasonably request.

               B.4 Litigation. Except as disclosed on Exhibit "E" attached hereto, there are no actions, suits or proceedings (collectively "Proceedings") pending, or to the knowledge of Borrower threatened, against or affecting Borrower, the Guarantor, the Property, or involving the validity or enforceability of the Deed of Trust or the priority of the lien and security interest thereof, and no event ("Adverse Event") has occurred (including specifically Borrower's execution of this Agreement, the Note, the Deed of Trust or any of the other Loan Documents) which will violate in any material respect, be in conflict with, result in the breach of or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement (as hereafter defined), or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever on the Property other than the liens and security interests created by, or referred to in, the Loan Documents. Borrower shall give Lender written notice of any pending or threatened Proceeding or any Adverse Event promptly after Borrower obtains knowledge thereof.

               B.5 Permits. In addition to all other conditions to disbursement set forth in this Agreement, before requesting, or being entitled to, any disbursement of the Loan, Borrower shall have complied, and shall have caused the Property to comply, with all Legal Requirements.

               B.6 Year 2000 Compliance. Borrower acknowledges that it is aware of the possible impact of the year 2000 problem (that is, the risk that computer applications may not be able to properly perform date-sensitive functions after December 31, 1999) upon its computer applications and on-going business. Borrower represents that any corrective action reasonably necessary to mitigate the adverse effects of the year 2000 problem on Borrower's business and operations will be taken and that Borrower does not currently have any reason to believe that the year 2000 problem will result in a material adverse change in Borrower's or any of its affiliates' business condition (financial or otherwise), operations, properties or prospects, or Borrower's ability to repay the Loan.

               The foregoing representations, covenants and warranties shall survive until all sums payable pursuant to the Note or this Agreement, or which are secured by the Deed of Trust or any of the other Loan Documents, have been paid in full.

        C.     DEFAULT.

               C.l Events of Default. Any of the following shall constitute a default hereunder (an "Event of Default"):

                      (a) The occurrence of a default or Event of Default under the Deed of Trust which continues after any applicable grace or cure period;

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                      (b) The neglect, failure or refusal of Borrower to keep in full force and effect any permit, license, consent or approval required hereunder, or under the Loan Documents, and the failure by Borrower to cure any such neglect, failure or refusal within twenty (20) days after written notice thereof is given to Borrower;


                      (c) The false or misleading nature in any material respect of any representation or warranty of Borrower contained herein or in any representation to Lender concerning the financial condition of Borrower or of the Guarantor, or the reasonable determination by Lender of a material threat to its security by reason of a material adverse change in the financial condition of Borrower or the Guarantor;

                      (d) The occurrence of a default, event of default or other breach by Borrower, Guarantor, or Borrower's subsidiary corporation, Steamboat Suites, Inc., under or with respect to any indebtedness or obligations of Borrower, Guarantor or Steamboat Suites, Inc. to Lender or any of Lender's affiliates which continues after any applicable grace or cure period; or

                      (e) The failure of Borrower to execute and deliver or cause to be executed and delivered the Amendments in substantially the form and substance as the forms of the Amendments attached hereto, in recordable form within forty-five (45) days following the Closing Date.

               C.2 Acceleration. Upon the occurrence of an Event of Default hereunder, the entire unpaid balance of the Note including all accrued interest shall, at the option of Lender, become immediately due and payable and Lender shall have such rights of enforcement as may be afforded by law, hereunder, or under the Note, the Deed of Trust or any of the other Loan Documents.

        D.     REMEDIES.

               D.l General. Upon the occurrence of an Event of Default hereunder, Lender shall have all rights and remedies available to Lender under the law, hereunder or under the Note (including but not limited to the right to accelerate the Note), the Deed of Trust or any of the other Loan Documents.

               D.2 Right to Advance or Post Funds. Where disputes arise which, in the good faith opinion of Lender, may endanger the performance of any covenant contained herein, Lender may, following ten (10) days written notice to Borrower, enter into such agreements or advance funds for the account of Borrower without prejudice to Borrower's rights, if any, to recover said funds from the party to whom paid. Such agreement or agreements may take the form which Lender, in its discretion, deems proper, including but not limited to agreements to indemnify a title insurer against possible assertion of lien claims or to pay disputed amounts to contractors if Borrower is unable or unwilling to pay the same. All sums paid or agreed to be paid pursuant to any such undertaking shall be for the account of Borrower, Borrower shall reimburse Lender for any such

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payments made upon demand  therefor,  with interest at the rate then  applicable under the Note until date of reimbursement, and such advances and interest shall be secured by the Deed of Trust.

               D.3 Curing of Defaults by Disbursement. Upon the occurrence of an Event of Default which may be cured by the payment of money, Lender, without waiving any right of acceleration or foreclosure under the Note or the Deed of Trust which Lender may have by reason of such default, or any other right Lender may have against Borrower because of such default, shall have the right to make such payment from the Loan, thereby curing the default.

               D.4 Remedies are Cumulative. All remedies of Lender provided for herein are cumulative and shall be in addition to any and all other rights and remedies provided in the Note, the Deed of Trust or any of the other Loan Documents or by law. The exercise of any rights of Lender hereunder shall not in any way constitute a cure or waiver of a default hereunder or elsewhere, or invalidate any act done pursuant to any notice of default, or prejudice Lender in the exercise of any of its other rights hereunder or elsewhere unless, in the exercise of said rights, Lender realizes all amounts owed to it hereunder and under the Note, the Deed of Trust and the other Loan Documents.

               D.5 Right of Contest. Borrower shall have the right to contest in good faith any claim, demand, levy, or assessment by a third party, the assertion or non-satisfaction of which would constitute an Event of Default hereunder. Any such contest shall be prosecuted diligently and in a manner not prejudicial to Lender or the rights of Lender hereunder. In the event that Lender reasonably determines that such claim, demand, levy or assessment could adversely affect Lender's interest in the Property, upon demand by Lender, Borrower shall deposit funds with Lender or obtain and record a bond satisfactory to Lender in an amount sufficient to cover any amounts which may be owing in the event the contest may be unsuccessful. Borrower shall make such deposit or obtain and record such bond, as the case may be, within five (5) days after demand therefor and, if made by payment of funds to Lender, the amount so deposited shall be disbursed in accordance with the resolution of the contest to Borrower or the adverse claimant. The mere fact of any such contest shall not be deemed prejudicial to Lender or any of its rights hereunder.

        E.     MISCELLANEOUS.

               E.l No Waiver. No waiver of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take action on account of such default, and no express waiver shall affect any default other than the default specified in the waiver and the waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant, term, or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act.

                      E.2 No Third Parties Benefitted. This Agreement is made and entered into for the sole protection and benefit of Lender and Borrower. All conditions of the obligations of Lender

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to make advances hereunder are imposed solely and exclusively for the benefit of
Lender and may be freely modified by Lender with the concurrence of Borrower or waived by Lender in whole or in part at any time if in its sole discretion it deems it advisable to do so. No person other than Borrower shall have standing to require Lender to make any Loan advances or be a beneficiary of this Agreement or of any of the advances to be made hereunder.

               E.3    Intentionally Omitted.

               E.4 Notices, Demands and Requests. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be deemed to have been properly given or served by depositing the same with a nationally recognized overnight courier service or in the United States Mail, postpaid and registered or certified return receipt requested, and addressed to the addresses set forth on the signature page hereof. All notices, demands and requests shall be effective upon being deposited with a nationally recognized courier service or, on the date that is two (2) business days after such deposit, upon being deposited in the United States Mail. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice hereof, Borrower or Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

               E.5 Authority to File Notices. Borrower irrevocably appoints, designates, and authorizes Lender as its agent (said agency being coupled with an interest) to file for record any notice that Lender deems reasonably necessary or desirable to protect its interest hereunder or under the Note, the Deed of Trust or any of the other Loan Documents. Lender shall only file such notices if Borrower fails, within ten (10) days after written demand by Lender, to do so.

               E.6 Expenses. Borrower shall pay promptly all reasonable costs, charges, and expenses incurred by Lender in connection with the Loan, including but not limited to commitment fees, loan fees, service charges, title charges, tax and lien service charges, costs of inspection, recording fees, processing fees, appraisal fees, attorneys' fees, real property taxes and assessments and insurance premiums, and any and all fees in consideration of Lender's commitment to provide the Loan.

               E.7 Actions. Lender shall have the right to commence, appear in or defend any action or proceeding purporting to affect the Property, or the rights, duties, or liabilities of the parties hereunder, or the disbursement of any funds. In connection therewith, Lender may incur and pay costs and expenses, including reasonable attorneys' fees, and Borrower shall pay to Lender on demand all such costs and expenses and Lender is authorized to disburse funds from the Loan for said purpose.

               E.8  Commissions  and Brokerage  Fee.  Borrower  shall  indemnify
Lender from any responsibility and/or liability for the payment of any commission, charge or brokerage fees to anyone which may be payable in connection with the making or refinance of the Loan, it being understood that any such commission, charge, or brokerage fees will be paid directly by Borrower to the party or parties entitled thereto. Neither Lender nor Borrower are aware of any person or entity entitled to a commission, charge or brokerage fee as a result of the Loan.

               E.9 Applicable Law. This Agreement and all of the other Loan Documents are to be governed by and construed in accordance with the laws of the State of Rhode Island (and Colorado to the extent of the Amendment applicable to the property located within Colorado) without regard to conflict of laws principles; provided, however, that the laws of the State of Nevada shall apply with respect to the procedural and substantive requirements of Nevada real property and personal property law with request to any foreclosure or other action to realize all real and personal property collateral security for the Loan located within the State of Nevada; and provided further, however, that the laws of the State of Colorado shall apply with respect to the procedural and substantive requirements of Colorado real property and personal property law with respect to any foreclosure or other action to realize all real and personal property collateral security for the Loan located within Colorado. Subject to the foregoing provisos, the Borrower hereby consents to the non-exclusive personal jurisdiction of the federal and state courts located in Providence County, Rhode Island in any and all actions between the Borrower and the Lender arising under or in connection with this Note, the Loan or any of the Loan Documents.

               E.10 Heirs, Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the heirs, successors, assigns and personal representatives of the parties hereto; provided, however, that Borrower shall not assign its rights hereunder in whole or in part without the prior written consent of Lender, which such consent may be granted or withheld in the sole and absolute discretion of Lender. Any such assignment without said consent shall be void. Lender shall have the absolute right at any time and from time to time to assign to all affiliates and subsidiaries of Lender and to participants or others all or certain of its rights and obligations hereunder but no such assignment shall, without Borrower's written consent, relieve Lender of its obligations hereunder.

               E.11 Time. Time is of the essence of this Agreement and each and every provision hereof in which time is an element.

               E.12 Supplemental Agreement. The provisions of this Agreement are not intended to supersede the provisions of the Deed of Trust but shall be construed as supplemental thereto. This Agreement, and all representations and warranties contained herein, shall remain in effect until the Loan has been paid in full.

               E.13 Legal Requirements. "Legal Requirements" shall mean (i) any and all present and future judicial decisions, statutes, rulings, directions, rules, regulations, permits, certificates or ordinances of any governmental authority in any way applicable to Borrower or the Property, including the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof, (ii) Borrower's presently or subsequently effective bylaws and arti-cles of incorporation or partnership, limited partnership, joint venture, trust or other form of business association agreement, (iii) any and all material terms, provisions and conditions of any commitment between Lender and Borrower which are to be performed or observed by Borrower, and (iv) any and all material terms, provisions and conditions of any leases and other contracts (written or oral) of any nature that relate, in any way, to the Property and to which Borrower may be bound, including but not limited to any lease or other contract pursuant to which Borrower is granted a possessory interest in the Property.

               E.14 Relationship of Parties. The relationship between Borrower and Lender is, and at all time shall remain, solely that of debtor and creditor, and shall not be, or be construed to be, a joint venture, equity venture, partnership or other relationship of any nature, and Lender neither undertakes nor assumes any responsibility or duty to Borrower or to any other person with respect to the Property or the Loan, except as expressly provided in the Loan Documents; and notwithstanding any other provision of the Loan Documents: (a) Lender is not, and shall not be construed as, a partner, joint venturer, alter ego, manager, controlling person or other business associate or participant of any kind of Borrower or its partners or members and Lender does not intend to ever assume such status; (b) Lender shall in no event be liable for any debts, expenses or losses incurred or sustained by Borrower; (c) Lender does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Property; and (d) Lender shall not be deemed responsible for or a participant in any acts, omissions or decisions of Borrower or its partners or members.

               E.15 Attorneys' Fees and Costs. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which he may be entitled.

        IN WITNESS WHEREOF, the parties hereto have executed this Loan and Security Agreement the day and year first above written.

Preferred Equities Corporation              PREFERRED EQUITIES CORPORATION,
4310 Paradise Road                          a Nevada corporation
Las Vegas, Nevada  89109
Attn:  General Counsel
Telecopy: (702) 369-3194                    By: /s/ FREDERICK H. CONTE
                                               ----------------------------
                                            Name: Frederick H. Conte
                                                 --------------------------
                                            Its: President
                                                ---------------------------

DORFINCO CORPORATION                        DORFINCO CORPORATION,
c/o Textron Financial Corporation           a Delaware corporation
40 Westminster Street
Providence, Rhode Island  02940
Attn:  Division Counsel
Telecopy: (401) 621-5040                    By:   ______________________________
                                            Name: ______________________________
                                            Its:  ______________________________

                                   EXHIBIT "A"

                                Legal Description

All that real property situated in the State of Nevada, County of Nye, bounded and described as follows:

Parcel 1:

Lot One (1) Block One (1) of CALVADA VALLEY UNIT NO. 2 as shown by map recorded October 5, 1970 as File No. 20291 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 2:

Lot One hundred forty-eight (148) in Block Sixteen (16) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 3:

Parcels One (1) and Three (3) of Parcel Map recorded May 24, 1983 as File No. 81177 and amended by Certificate of Amendment recorded June 14, 1983 as File No. 83144 and by Certificate of Amendment recorded December 12, 1983 as File No. 99135 and by Certificate of Amendment recorded March 16, 1992 as File No. 304864 of Official Records, Nye County, Nevada.

Parcel 4:

Parcel Two (2) as shown by Parcel Map recorded April 26, 1994 as File No. 351410 of Official Records, Nye County, Nevada.

Parcel 5:

Lot Forty (40) in Block Six (6) of AMENDED PLAT OF CALVADA VALLEY UNIT 6, recorded December 28, 1993 as Document No. 345007 in the Office of the County Recorder of Nye County, Nevada.

Lots Nineteen (19) and Nineteen A (19A) (to the extent of Preferred Equities Corporation's reversionary interest in Lot Nineteen A (19A)) of Block Six (6) of CALVADA VALLEY UNIT NO. 6, recorded February 5, 1973 as File No. 36024 of Official Records, Nye County, Nevada, more particularly described as Parcel Nineteen (19) as shown on Parcel Map recorded January 6, 1983 as File No. 72610 of Official Records, Nye County, Nevada.

Lot One (1) in Block Fifteen (15), Lots One hundred seventy-three (173) and One hundred seventy-four (174) in Block Eleven (11) and Lot Three hundred twenty-three (323) in Block Six (6) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

                                   EXHIBIT "B"



1. A loan made by Lender to Borrower in the amount of up to $7,500,000, evidenced by a promissory note in such amount dated August 9, 1991, and secured by, among other things, a Loan and Security Agreement dated as of July 31, 1991, by and between Borrower as borrower and Lender as lender, and guaranteed by MEGO Financial Corp.

2. A loan made by Textron Financial Corporation, a Delaware corporation and an affiliate of Lender's ("Textron"), to Borrower's subsidiary, Steamboat Suites, Inc. ("SSI"), in the amount of up to $15,000,000, evidenced by a promissory note in such amount dated November 30, 1995, and secured by, among other things, a deed of trust from SSI to Textron dated October 5, 1994, as amended or restated, and recorded in the Routt County Clerk and Recorder's office on October 6, 1994, in Book 701 at Page No. 1795, a first amendment to deed of trust from SSI to Textron dated February 27, 1995, and recorded in the Routt County Clerk and Recorder's office on March 22, 1995 in Book 706 at Page 339, a second amendment to deed of trust from SSI to Textron dated November 29, 1996, and recorded in the Routt County Clerk and Recorder's office on December 20, 1996 in Book 728 at Page 320, and as further amended or restated, and guaranteed by Borrower.

                                   EXHIBIT "C"


WHEN RECORDED MAIL TO:
DORFINCO CORPORATION
c/o Textron Financial Corporation
40 Westminster Street
Providence, Rhode Island  02940
Attention:  Margaret R. Hayes-Cote,
               Division Counsel


                               FIRST AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT

        This First Amendment to Loan and Security Agreement (this "Amendment") is made and entered into as of August 12, 1998, by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), and DORFINCO CORPORATION, a Delaware corporation ("Lender").

                               FACTUAL BACKGROUND

        A. Under a Loan and Security Agreement dated as of August 12, 1998, between Lender as lender and Borrower as borrower (the "Loan Agreement"), Lender has agreed to make a loan in the principal amount of Four Million and 00/100 Dollars ($4,000,000.00) (as defined in the Loan Agreement and herein, the "Loan") to Borrower. Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement.

        B. Pursuant to the Loan Agreement, the Loan will be cross-collateralized by and cross-defaulted with that certain Loan and Security Agreement, dated as of July 31, 1991, between Lender as lender and Borrower as borrower (herein, the "Related Loan Agreement"), which secures indebtedness of Borrower to Lender in an amount of up to Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Related Loan"), and other deeds of trust and collateral as described in the Loan Agreement.

        C. Each of the Loan and the Related Loan is guaranteed by Mego Financial Corp., a New York corporation ("Guarantor"), in accordance with (i) with respect to the Loan, that certain Guaranty Agreement dated of even date herewith, and
(ii) with respect to the Related Loan, that certain Guaranty Agreement dated as of July 31, 1991 (collectively, the "Guarantees").

        D. Borrower is a wholly-owned subsidiary corporation of Guarantor. It is of material and substantial benefit to Guarantor that the Loan be made to Borrower, and each of Guarantor and

Borrower acknowledges that it has received full and adequate consideration for the incurrence by it of the additional obligations to Lender as set forth in this Amendment.

        E. This Amendment is a "Loan Document" as defined in the Loan Agreement.

        F. Lender and Borrower now wish to amend the Related Loan Agreement to provide that it is cross-defaulted to and cross-collateralized with the obligations of Borrower with respect to the Loan and any other indebtedness and obligations of Borrower to Lender.

                                    AGREEMENT

        Therefore, Lender and Borrower agree as follows:

        1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

        2. Reaffirmation of Related Loan Agreement. Borrower reaffirms all of its obligations under the Related Loan Agreement, and Borrower acknowledges that it has no claims, offset or defenses with respect to the payment of any sum due under the Related Loan Agreement or any other loan documents, promissory notes or other agreements of any kind evidencing any indebtedness of Borrower to Lender to which it is a party.

        3. Amendment. The Related Loan Agreement is hereby amended as follows:

               (a) The occurrence of a breach, default or event of default under or with respect to the Loan and any Loan Document after the expiration of any applicable grace period shall be an Event of Default or Default under the Related Loan Agreement, as amended.

               (b) The lien of the Related Loan Agreement shall secure all indebtedness and other obligations of Borrower with respect to the Loan and any other indebtedness and obligations of Borrower to Lender, and to and with all indebtedness and other obligations of Steamboat Suites, Inc., a Colorado corporation, to Lender or its affiliate, Textron Financial Corporation, a Delaware corporation.

        4. Conditions Precedent. Before this Amendment becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Lender's sole cost and expense in a manner acceptable to Lender in the exercise of Lender's sole judgment:

               (a) Lender shall have received fully executed and acknowledged originals of this Amendment, the attached consent signed by Guarantor and any other documents which Lender may require or request in accordance with this Amendment or the other Loan Documents.

               (b) Lender shall have received reimbursement (or in lieu thereof, shall have retained Loan proceeds in a sufficient amount to cover such costs and expenses), in immediately available funds, of all costs and expenses incurred by Lender in connection with this Amendment, including charges for title insurance (including endorsements), recording, filing and escrow charges, fees for appraisal services, and legal fees and expenses of Lender's counsel. Such costs and expenses may include the actual costs for services for Lender's in-house staffs, such as legal and appraisal services.

        5. Borrower's Representation and Warranties. Borrower represents and warrants to Lender as follows:

               (a) Accuracy. All representations and warranties made and given by Borrower herein are true, accurate and correct.

               (b) No Default. No Default or Event of Default has occurred and is continuing under the Related Loan Agreement or this Amendment, and no event has occurred and is continuing which, with notice or the passage of time or both, would be a Default or Event of Default.

               (c) Property. Borrower continues to lawfully possess and hold title to the property encumbered by the Related Loan Agreement, as amended by this Amendment, and the security interests, collateral assignments and other collateral transfers made by Borrower in the Related Loan Agreement as amended constitute a first and prior security interest encumbering that property, subject to permitted exceptions to title approved by Lender.

        6. No Prejudice: Reservation of Rights. This Amendment shall not prejudice any rights or remedies of Lender under the Loan Documents. Lender reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the promissory note secured by the Related Loan Agreement.

        7. No Impairment. Except as specifically hereby amended, the Related Loan Agreement shall remain unaffected by this Amendment, and the Related Loan Agreement shall remain in full force and effect. Nothing in this Amendment shall impair the security interests, collateral assignments or other collateral transfers arising under the Related Loan Agreement, which shall remain a security agreement, creating a first priority security interest in the property described therein, subject to permitted exceptions to title approved by Lender.

        8.     Intentionally Omitted.

        9. Miscellaneous. If any court of competent jurisdiction determines any provision of this Amendment to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Amendment, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof. This Amendment shall be governed by the laws of the State of Nevada, without regard to the choice of law rules of that State. As used here, the word "includes(s)" means "Include(s), without limitation", and the word "including" means "including, but not limited to."



                                    BORROWER:

                                    PREFERRED EQUITIES CORPORATION, a Nevada corporation


                                    By: /s/ Frederick H. Conte
                                        ----------------------------------------
                                    Name: Frederick H. Conte
                                          --------------------------------------
                                    Title: President
                                           -------------------------------------


                                    LENDER:

                                    DORFINCO CORPORATION, a Delaware corporation


                                    By:_________________________________________

                                    Name:_______________________________________

                                    Title:______________________________________

                               GUARANTOR'S CONSENT

        The undersigned Guarantor hereby consents to the terms, conditions and provisions of the foregoing First Amendment to Loan and Security Agreement and the transactions contemplated by it. Guarantor hereby affirms the full force and effectiveness of the Guarantees (as defined therein) and its obligations thereunder with respect to any indebtedness and obligations of Borrower to Lender or any of its affiliates guaranteed by Guarantor.


Dated:  August 12, 1998


ACKNOWLEDGED BY GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


By: /s/ Richard L. Rodriguez
    ------------------------------------
Name: Richard L. Rodriguez
      ----------------------------------
Title: Vice President
       ---------------------------------

                                   EXHIBIT "D"


WHEN RECORDED MAIL TO:
TEXTRON FINANCIAL CORPORATION
40 Westminster Street
Providence, Rhode Island  02940
Attention:   Margaret R. Hayes-Cote,
               Division Counsel


                  THIRD AMENDMENT TO COMBINATION DEED OF TRUST,
                      SECURITY AGREEMENT AND FIXTURE FILING

        This Third Amendment to Combination Deed of Trust, Security Agreement and Fixture Filing (this "Amendment") is made and entered into as of August 12, 1998, by and between STEAMBOAT SUITES, INC., a Colorado corporation ("Grantor"), and TEXTRON FINANCIAL CORPORATION, a Delaware corporation ("Beneficiary").

                               FACTUAL BACKGROUND

        A. Under a Loan and Security Agreement dated as of August 12, 1998, between Dorfinco Corporation, a Delaware corporation and an affiliate of Beneficiary's, as lender ("Lender") and Preferred Equities Corporation as borrower ("Borrower") (the "Loan Agreement"), Lender has agreed to make a loan in the principal amount of up to Four Million and 00/100 Dollars ($4,000,000.00) (as defined in the Loan Agreement and herein, the "Loan") to Borrower. Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement.

        B. Pursuant to the Loan Agreement, the Loan will be cross-collateralized by and cross-defaulted with a deed of trust securing a loan in the original principal amount of $15,000,000 from Beneficiary to Grantor dated October 5, 1994, as amended or restated, and recorded in the Routt County Clerk and Recorder's office on October 6, 1994, in Book 701 at Page No. 1795, a first amendment to deed of trust from Grantor to Beneficiary dated February 27, 1995, and recorded in the Routt County Clerk and Recorder's office on March 22, 1995 in Book 706 at Page 339, a second amendment to deed of trust from Grantor to Beneficiary dated November 29, 1996, and recorded in the Routt County Clerk and Recorder's office on December 20, 1996 in Book 728 at Page 320, and as further amended or restated (herein, the "Deed of Trust"), and other deeds of trust and collateral as described in the Loan Agreement.

        C. The Loan is guaranteed by Mego Financial Corp., a New York corporation ("Guarantor"), in accordance with that certain Guaranty Agreement dated of even date herewith

(the "Guaranty"). The indebtedness secured by the Deed of Trust is guaranteed by Borrower, in accordance with a guaranty agreement dated on or about the date of the Deed of Trust.

        D. Borrower is a wholly-owned subsidiary corporation of Guarantor. Grantor is a wholly-owned subsidiary corporation of Borrower. It is of material and substantial benefit to Guarantor and Grantor that the Loan be made to Borrower, and Grantor acknowledges that it has received full and adequate consideration for the incurrence by it of the additional obligations to Beneficiary as set forth in this Amendment.

        E. This Amendment is a "Loan Document" as defined in the Loan Agreement.

        F. Grantor and Beneficiary now wish to amend the Deed of Trust to provide that it is cross-defaulted to and cross-collateralized with the obligations of Borrower with respect to the Loan and any other indebtedness and obligations of Borrower to Beneficiary or Lender, and to and with the obligations of Steamboat Suites, Inc., a Colorado corporation, with respect to all indebtedness and other obligations of Steamboat Suites, Inc. to Beneficiary.

                                    AGREEMENT

        Therefore, Grantor and Beneficiary agree as follows:

        1. Recitals. The recitals set forth above in the Factual Background are true, accurate and correct.

        2. Reaffirmation of Deed of Trust. Grantor reaffirms all of its obligations under the Deed of Trust, and Grantor acknowledges that it has no claims, offset or defenses with respect to the payment of any sum due under the Deed of Trust or any other loan documents, promissory notes or other agreements of any kind evidencing any indebtedness of Grantor to Beneficiary to which it is a party.

        3. Amendment. The Deed of Trust is hereby amended as follows:

                (a) The occurrence of a breach, default or event of default under or with respect to the Loan and any Loan Document after expiration of any applicable grace period shall be an Event of Default under this Deed of Trust, dated October 5, 1994, as amended or restated, and recorded in the Routt County Clerk and Recorder's office on October 6, 1994, in Book 701 at Page No. 1795, as amended by a first amendment to deed of trust from Grantor to Beneficiary dated February 27, 1995, and recorded in the Routt County Clerk and Recorder's office on March 22, 1995 in Book 706 at Page 339, as further amended by a second amendment to deed of trust from Grantor to Beneficiary dated November 29, 1996, and recorded in the Routt County Clerk and Recorder's office on December 20, 1996 in Book 728 at Page 320, and as amended by that certain Third Amendment to Combination Deed of

        Trust, Security Agreement and Fixture Filing dated as of August 12, 1998, between Grantor and Beneficiary.

               (b) The lien of this Deed of Trust shall secure all indebtedness and other obligations of Preferred Equities Corporation, with respect to the Loan and any other indebtedness and obligations of Preferred Equities Corporation to Beneficiary or Lender, and to and with all indebtedness and other obligations of Steamboat Suites, Inc., a Colorado corporation, to Beneficiary.

        4. Conditions Precedent. Before this Amendment becomes effective and any party becomes obligated under it, all of the following conditions shall have been satisfied at Grantor's sole cost and expense in a manner reasonably acceptable to Beneficiary:

               (a) Beneficiary shall have received fully executed and acknowledged originals of this Amendment, the attached consents signed by Guarantor and Borrower, as borrower and guarantor, and any other documents which Beneficiary may require or request in accordance with this Amendment or the other Loan Documents.

               (b) Beneficiary shall have received reimbursement (or in lieu thereof, shall have retained Loan proceeds in a sufficient amount to cover such costs and expenses), in immediately available funds, of all costs and expenses incurred by Beneficiary in connection with this Amendment, including charges for title insurance (including endorsements), recording, filing and escrow charges, fees for appraisal services, and legal fees and expenses of Beneficiary's or Lender's counsel. Such costs and expenses may include the actual costs for services for Beneficiary's or Lender's in-house staffs, such as legal and appraisal services.

        5. Grantor's Representation and Warranties. Grantor represents and warrants to Beneficiary as follows:

               (a) Accuracy. All representations and warranties made and given by Grantor herein are true, accurate and correct.

               (b) No Default. No Default or Event of Default has occurred and is continuing under the Deed of Trust or this Amendment, and no event has occurred and is continuing which, with notice or the passage of time or both, would be a Default or Event of Default.

               (c) Property. Grantor continues to lawfully possess and hold fee simple title to the property encumbered by the Deed of Trust, as amended by this Amendment, and the Deed of Trust as amended is a first and prior lien on that property, subject to permitted exceptions to title approved by Beneficiary.

        6. No Prejudice: Reservation of Rights. This Amendment shall not prejudice any rights or remedies of Beneficiary or Lender under the Loan Documents. Each of Beneficiary and Lender reserves, without limitation, all rights which it has against any indemnitor, guarantor, or endorser of the promissory note secured by the Deed of Trust.

        7. No Impairment. Except as specifically hereby amended, the Deed of Trust shall remain unaffected by this Amendment, and the Deed of Trust shall remain in full force and effect. Nothing in this Amendment shall impair the liens of the Deed of Trust, which shall remain a deed of trust with the power of sale, creating a first lien(s) encumbering the property described therein, subject to permitted exceptions to title approved by Beneficiary.

        8. Disclosure to Title Company. Without notice to or the consent of Grantor, Beneficiary may disclose to any title insurance company which insures any interest of Beneficiary under the Deed of Trust, as amended hereby (whether as primary insurer, coinsurer or reinsurer) any information, data or material in Beneficiary's possession relating to Grantor, the indebtedness secured by the Deed of Trust, as amended hereby, and/or the property secured by the Deed of Trust.

        9. Miscellaneous. If any court of competent jurisdiction determines any provision of this Amendment to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Amendment, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part hereof. This Amendment shall be governed by the laws of the State of Colorado, without regard to the choice of law rules of that State. As used here, the word "includes(s)" means "Include(s), without limitation", and the word "including" means "including, but not limited to."

                                  GRANTOR:

                                  STEAMBOAT SUITES, INC., a Colorado corporation


                                  By: /s/  FREDERICK H. CONTE
                                      ------------------------------------------
                                  Name: Frederick H. Conte
                                        ----------------------------------------
                                  Title: President
                                         ---------------------------------------

                                  BENEFICIARY:

                                  TEXTRON FINANCIAL CORPORATION, a
                                  Delaware corporation


                                  By:
                                      ------------------------------------------
                                  Name:
                                        ----------------------------------------
                                  Title:
                                         ---------------------------------------

STATE OF NEVADA

COUNTY OF CLARK

This instrument was acknowledged before me on August 12, 1998 by Frederick H. Conte as President of Steamboat Suites, Inc., a Colorado corporation.


                                                /s/ MARY A. FAIR
[NOTARY PUBLIC SEAL]                    ------------------------------------
                                                   Notary Public

                                        My commission expires: Oct. 30, 1998




STATE OF ____________

COUNTY OF ___________

This instrument was acknowledged before me on ________________, 1998 by _______________ as ______________ of Textron Financial Corporation, a Delaware corporation.



                                        ------------------------------------
                                                   Notary Public

                                        My commission expires: _____________

                                    CONSENTS

        The undersigned hereby consent to the terms, conditions and provisions of the foregoing Third Amendment to Combination Deed of Trust, Security Agreement and Fixture Filing and the transactions contemplated by it. Guarantor hereby affirms the full force and effectiveness of its guaranty agreement and obligations thereunder with respect to any indebtedness and obligations of Grantor and Borrower guaranteed by Guarantor. Borrower hereby affirms the full force and effectiveness of its obligations to Lender under the Loan Documents and its guaranty agreement and obligations with respect to any indebtedness and obligations of Grantor to Beneficiary guaranteed by Borrower.


Dated:  August 12, 1998

ACKNOWLEDGED:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation


By: /s/ FREDERICK H. CONTE
    ----------------------------------
Name: Frederick H. Conte
      --------------------------------
Title: President
       -------------------------------



ACKNOWLEDGED BY GUARANTOR:

MEGO FINANCIAL CORPORATION,
a New York corporation


By: /s/ RICHARD L. RODRIGUEZ
    ----------------------------------
Name: Richard L. Rodriguez
      --------------------------------
Title: Vice President
       -------------------------------

STATE OF NEVADA

COUNTY OF CLARK

This instrument was acknowledged before me on August 12, 1998 by Frederick H. Conte as President of Preferred Equities Corporation, a Nevada corporation.


                                                /s/ MARY A. FAIR
[NOTARY PUBLIC SEAL]                    ------------------------------------
                                                   Notary Public

                                        My commission expires: Oct. 30, 1998




STATE OF NEVADA

COUNTY OF CLARK

This instrument was acknowledged before me on August 12, 1998 by Richard L. Rodriguez as Vice President of Mego Financial Corporation, a New York corporation.


                                                /s/ MARY A. FAIR
[NOTARY PUBLIC SEAL]                    ------------------------------------
                                                   Notary Public

                                        My commission expires: Oct. 30, 1998

                                  EXHIBIT "E"

                               LITIGATION REPORT

1. ROBERT J. FEENEY vs. MEGO MORTGAGE CORPORATION, JEFFREY S. MOORE, AND MEGO FINANCIAL CORP.
     United States District Court
     Northern District, Atlanta Georgia
     Case No. 1:98CV0593-CAM; filed February 23, 1998

     On February 23, 1998, an action was filed in the United States District Court of Georgia, Civil Action No. 1:98CV0593-CAM by Robert J. Feeney, plaintiff, as a purported class action against Mego Mortgage Corporation and Jeffrey S. Moore, the former President and Chief Executive Officer of Mego Mortgage Corporation. The complaint alleges, among other things, that the defendants violated the federal securities laws in connection with the preparation and issuance of certain Mego Mortgage Corporation's financial statements. The named plaintiff seeks to represent a class consisting of purchasers of the common stock of Mego Mortgage Corporation between April 11, 1997 and December 18, 1997, and seeks other such relief as the Court may deem just and proper. Mego Financial Corp. ("the Company") was served on July 30, 1998 with an amended complaint which, among other things, adds Mego Financial Corp. as a defendant, adds John Cole, Trent Hildebrand, Burt W. Price and Frank J. Murphy as plaintiffs and alleges an expansion of the purported class to certain purchaser's of Mego Mortgage Corporation's common stock from April 11, 1997 through May 20, 1998. The Company's counsel have not completed their review of the above matter; however, the Company was not the parent company of Mego Mortgage Corporation at the time when the matters which are cited in the above-described action occurred. The Company does not believe that any judgment obtained will have a material adverse effect on the Company's or Preferred Equities Corporation's business or financial condition.

2. THOMAS J. MULVEY vs. PREFERRED EQUITIES CORPORATION a.k.a. CALVADA SPRINGS CORPORATION
     District Court, Clark County, Nevada
     Case No. A371479; filed March 26, 1997 and served March 31, 1997

     The Plaintiff filed this personal injury lawsuit on March 26, 1997 and is seeking (i) general damages in excess of $10,000 and (ii) special damages in excess of $10,000 for medical expenses, loss of income/wages, attorneys' fees, costs of suit and interest allowed by law. The suit is based on a third party assault and battery upon Plaintiff while entering upon Defendant's property. The assailant was not an employee, agent or servant of the Defendant. The Defendant's insurance carrier has accepted the case for insurance defense, subject to the limits of the Defendant's comprehensive general liability insurance policy maintained with Reliance Insurance Company ("Policy"). The Policy provides $1MM coverage per occurrence and $2MM aggregate coverage for all occurrences. In



                                       1.

     this connection, Defendant also maintains a supplemental umbrella liability insurance policy with Federal Insurance Company ("Umbrella Policy") for $20MM additional coverage for any amounts exceeding the $2MM Policy limit, or an aggregate of $22MM combined insurance coverage. The Company is of opinion that (i) the case is fully insured (ii) the Company has valid defenses and (iii) any judgement obtained will not have a material adverse effect on the Company's business or financial condition.

3. ROBERT SANBORN AND ERLINE SANBORN vs. PREFERRED EQUITIES CORPORATION d.b.a. RAMADA VACATION SUITES
     District Court, Clark County, Nevada
     Case No. A382124; filed December 9, 1997 and served January 15, 1998.

     The Plaintiffs' filed this personal injury lawsuit on December 9, 1997 and are seeking (i) general damages in excess of $10,000 and (ii) special damages in excess of $10,000 for medical expenses, loss of income/wages, emotional distress and (iii) punitive damages in excess of $10,000, plus attorneys' fees and costs of suit. The suit is based on a third party assault and battery upon Plaintiff Robert Sanborn in the presence of his wife, Earline Sanborn, while entering upon Defendant's property. The assailants were not employees, agents or servants of Defendant. The Defendant's insurance carrier, Reliance Insurance Company, has accepted the case for insurance defense, subject to the limits of the comprehensive general liability policy ("Policy"). In this connection, Defendant also maintains a supplemental umbrella liability insurance policy with Federal Insurance Company for $20 MM additional coverage for any amounts exceeding the $2 MM limits of the Policy or an aggregate of $22 MM combined insurance coverage. The Company is of opinion that (i) the case is fully insured (ii) the Company has valid defenses and (iii) any judgement obtained will not have a material adverse effect on the Company's business or financial condition.

4.   LILLIAN MCGILL vs. PREFERRED EQUITIES CORPORATION
     District Court, Washoe County, Nevada
     Case No. CV-N-98-00307-HDM; filed June 8, 1998 and served June 15, 1998

     Plaintiff filed suit under Title VII of the 1964 Civil Rights Act. Plaintiff alleges sexual harassment and an offensive work environment. Plaintiff seeks damages in the amount of $300,000.00. Defense of this matter has been tendered to the company's insurance carrier. The Company is of opinion that the case is insured.

5. JAMES BRADLEY and CAROLE BRADLEY vs. WHITE SANDS RAMADA INN RESORTS and FRANK VILIMORE
     First Circuit Court, State of Hawaii
     Civil No. 98-1932-04

     Plaintiff filed suite alleging negligence. Plaintiff was illegally parked in a handicapped


                                       2.

     parking space. Plaintiff suffered heart pains when told to move his vehicle and has sued for negligence. Plaintiff has offered to settle for $5,000.00. The case has been referred to the Company's insurance defense carrier and is fully insured.

6.   GUS CHAFOULEAS vs. PREFERRED EQUITIES CORPORATION d.b.a. RAMADA VACATION
     SUITES
     District Court, Clark County, Nevada
     Case No. A389814; filed June 19, 1998 and served on June 24, 1998

     Plaintiff filed suit alleging negligence. After swimming Plaintiff slipped and fell when exiting the Defendant's swimming pool located at 100 Winnick Avenue, Las Vegas, Nevada. Plaintiff sustained injury to his shoulder and has sued Defendant for negligence. Plaintiff seeks general damages in excess of $10,000. The case has been referred to Defendant's insurance carrier for insurance defense. The Company is of opinion the case is fully insured.






                                       3.

                                 PROMISSORY NOTE

$4,000,000.00                                                  Las Vegas, Nevada
Funding Date: The date funds                                     August 12, 1998
are wire transferred by Lender



      FOR VALUE RECEIVED and pursuant to the terms of this Promissory Note ("Note"), the undersigned, PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Maker") promises to pay to the order of DORFINCO CORPORATION, a Delaware corporation ("Lender") (the Lender and all subsequent holders of this Note being hereinafter referred to as the "Holder") at 40 Westminster Street, Providence, Rhode Island 02940, Attention: Accounting Department, or at such other place as the Holder hereof may designate in writing, the principal sum of up to Four Million and no/100 Dollars ($4,000,000.00), or so much as may be outstanding hereunder from time to time (the "Loan"), together with interest on the unpaid principal balance of such indebtedness from time to time outstanding, at the rate or rates hereinafter set forth.

1.    SECURITY.

      The payment of this Note and all interest, fees and charges herein is evidenced and/or secured by (a) a first lien Deed of Trust, Security Agreement and Fixture Filing ("Deed of Trust") by Maker for the benefit of Lender, of even date herewith encumbering certain real property (the "Property") located in the County of Nye, State of Nevada, and described more particularly on Exhibit "A" to the Deed of Trust; (b) certain other real and personal property and owned by Maker or its subsidiaries, encumbered by certain deeds of trust, or security agreements, as amended, described on Exhibit "B" to the Loan Agreement (as defined herein); (c) a Loan and Security Agreement ("Loan Agreement") of even date herewith between Maker as borrower and Lender as lender; and (d) such other documents which recite that they evidence, relate to or have been given as security for this Note (all the aforementioned documents shall herein be referred to as "Security Documents").

2.    INTEREST RATE.

      1. On and after the Funding Date (until maturity or default as hereinafter provided), interest shall accrue and be due monthly in arrears at the rate per annum of three percent (3%) above the "Prime Rate" as announced by Chase Manhattan Bank, N.A. or the successor thereto (the "Basic Interest Rate"), with the Basic Interest Rate for any given calendar month being calculated by using the Prime Rate in effect on the first (1st) day of each month during the term hereof, provided, however, the Basic Interest Rate shall not be less than ten and one-half percent (10.5%) per annum at any time during the original term of this Note and any extension. In the event Chase Manhattan Bank, N.A., or any successor thereto, shall discontinue announcement of said Prime Rate, a comparable index designated by Holder shall be used in calculating the Basic Interest Rate. Interest under this Note shall be calculated based on the actual number of days of interest accrual using a year of 360 days.

      2. (a) Interest that will accrue for the period commencing with the Funding Date and continuing through August 31, 1998 at the Basic Interest Rate on the principal sum advanced shall be paid on the first day of the first full month after the Funding Date.

            (b) Commencing on the first (1st) day of September, 1998 and continuing on the first (1st) day of each and every month thereafter through and including the Maturity Date or the Extended Maturity Date (as defined below), as applicable, all interest accrued at the Basic Interest Rate shall be due and payable monthly in arrears.

            (c) Unless the term of this Note is extended as provided below, on August 31, 1999 (the "Maturity Date"), or on such earlier date as this Note becomes due and payable, whether by acceleration or otherwise, the entire outstanding principal balance hereof, together with accrued but unpaid interest thereon, and all other sums owing to Holder hereunder or under the Security Documents, shall be due and payable in full.

3.    APPLICATION OF PAYMENT.

      All principal, interest and any other amounts due under this Note shall be payable in lawful money of the United States of America at the place or places above stated. All payments shall be credited first to costs and expenses, if any, incurred by Holder in collecting any amounts due hereunder, second to any Late Charges (as hereinafter defined) and interest accrued at the Default Rate, third to past due interest, and fourth to principal and any other amounts due hereunder or under the Security Documents.

4.    EXTENSION.

      The term of the Loan may be extended at the option of the Maker for an additional one (1) year period (the "Extended Term") (the last day of the Extended Term shall be the "Extended Maturity Date") in accordance with and subject to the following terms and conditions: (a) there shall have been no monetary default whatsoever of any kind that extended beyond any cure period during the initial term of the Loan (including, but not limited to, non-payment of taxes and insurance premiums) and there shall have been no non-monetary default which remains uncured at the time of Maker's election to extend the term of the Loan; (b) there has been no material adverse change in the Property or in the business or financial condition of Maker that would adversely affect its ability to perform according to the Security Documents; (c) Maker may only exercise the option to extend the term of the Loan by giving written notice to Holder not less than thirty (30) days prior to the expiration of the initial term of the Loan, together with the payment of an extension fee in the amount of one and one-half percent (1.5%) of the then outstanding balance of the Loan; (d) interest will accrue on all principal outstanding hereunder throughout the Extended Term at the Basic Interest Rate; (e) during the Extended Term, monthly payments shall be made in arrears equal to the interest accrued at the Basic Interest Rate plus fixed principal payments in the following amounts and on the following dates:

                  (i) On November 30, 1999, an installment of principal in an amount necessary and sufficient to cause the total outstanding principal balance remaining under the Note to be Three Million Dollars ($3,000,000.00) or less;

                  (ii) On February 28, 2000, an installment of principal in an amount necessary and sufficient to cause the outstanding principal balance remaining under the Note to be Two Million Dollars ($2,000,000.00) or less;

                  (iii) On May 31, 2000, an installment of principal in an amount necessary and sufficient to cause the outstanding principal balance remaining under the Note to be One Million Dollars ($1,000,000.00); and

                  (iv) On the Extended Maturity Date, which is August 31, 2000, the entire outstanding principal balance of the Loan, plus all accrued and unpaid interest thereon and any other amounts then due and payable under the Note or any of the Loan Documents shall be due and payable;

(f) Maker shall provide Holder with an updated title insurance endorsement and such other documentation and evidence reasonably requested by Holder, to confirm Holder's lien position and other interests under the Security Documents; and (g) Maker shall pay, prior to the commencement of the Extended Term, all expenses incurred by Holder for which Maker is billed prior and in connection with the extension, whether or not it is consummated, unless failure to consummate the extension is attributable to the sole fault of Holder.

5.    LATE PAYMENT CHARGES.

      In the event that any monthly payment is not received at the above said address (or at such other place as is designated pursuant to the terms hereof) before the tenth (10th) day after the due date thereof, in addition to any other permitted charges hereunder, a one-time late payment fee ("Late Charge") shall be due and owing to Holder in the amount of five percent (5%) of each monthly payment as it becomes past due and, if the Note has been accelerated, an additional five percent (5%) of the accelerated balance if not paid when due. Holder shall have no obligation to accept any payments hereunder not accompanied by all outstanding late payment fees. Notwithstanding anything contained herein or in any Security Document, this paragraph is not intended to, and shall not, create any grace period or indulgence by Holder with respect to the punctual payment by Maker of all sums owed Holder, nor shall this paragraph in any way hinder, prevent or delay Holder from exercising any remedy which it may have hereunder or under any Security Document, or at law or in equity, with respect to Maker's failure timely to make any payment when due. Maker acknowledges that the Late Charge is not imposed as a charge for the use of money, but rather is imposed to permit Holder to recoup its administrative charges and other costs in dealing with loans not paid on time, and the Late Charge shall in no way be deemed an interest charge.

6.    INTEREST UPON DEFAULT.

      In the event that any payment of principal, interest, Late Charge or any prepayment premium under this Note is not paid before the tenth (10th) day after its due date, whether or not by reason of acceleration, and/or if there occurs a default under the Security Documents, or in or under any other document or instrument evidencing, securing, or otherwise relating to the indebtedness evidenced hereby, which default is not cured within the applicable notice and/or grace period, if any, expressly provided therefor, such failure shall constitute a default hereunder, and such amount shall bear interest from the due date thereof until paid at the rate of five percent (5%) per annum in excess of the Basic Interest Rate (the "Default Rate").

7.    ACCELERATION.

      In the event of any  default  by Maker  hereunder  or under  the  Security
Documents, and after the expiration of any applicable cure periods specified hereunder or under the Security Documents, Holder may at its option, in addition to any other remedies to which it may be entitled, declare the total unpaid principal balance of the indebtedness evidenced hereby, together with all accrued but unpaid interest thereon and all other sums owing, immediately due and payable and all such amounts shall thereafter bear interest at the Default Rate; provided, however, the Default Rate shall not accrue on any Late Charges. All such interest shall be paid at the time of and as a condition precedent to the curing of any default should Holder, in its sole discretion, allow such default to be cured. Time is of the essence in this Note.

8.    PREPAYMENT.

      (a) The Loan may be prepaid at any time, in whole or in part, without penalty or premium, upon thirty (30) days prior written notice to Holder, and upon payment, in addition to such outstanding principal amount, all accrued and unpaid interest and all other amounts due hereunder shall be paid.

      (b) Notwithstanding anything in this Note or any Security Document to the contrary, no prepayment premium shall be charged with respect to the proceeds of any insurance policy or condemnation which are applied by Holder to the principal balance of this Note and any such application of insurance or condemnation proceeds shall be deemed a permitted prepayment hereunder.

9.    LIMIT OF VALIDITY.

      All agreements between the Maker and the Holder hereof are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to the Holder hereof for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever fulfillment of any provision hereof or of the Security Documents shall involve transcending the limit of validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and, if from any circumstance the Holder hereof shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder and not to the payment of interest. This provision shall control every other provision of all agreements between the Maker and the Holder hereof.

10.   MISCELLANEOUS.

      (a) Any remittances hereunder by check or draft shall be credited on the date of receipt subject to the condition that such check or draft may be handled for collection in accordance with the practice of the collecting bank or banks and any receipt issued therefore shall be void unless the amount due is actually received by Holder hereof.

      (b) If interest, principal or other sum owing under this Note is not paid when due, after giving effect to any applicable grace period, whether at maturity or by acceleration, the Maker promises to pay all reasonable costs of collection, including but not limited to, attorneys' fees and all expenses incurred by the Holder in connection with the collection of this Note, the protection or realization of the collateral and enforcement of any guaranty on account of such collection, whether or not suit is filed hereon. Such fees shall include, without limitation, costs and attorneys' fees incurred in any appeal.

      (c) Maker and all sureties, endorsers, guarantors and all other parties now or hereafter liable for the payment of this Note, in whole or in part, hereby severally waive presentment for payment, demand and protest and notice of protest, acceleration, or dishonor and non-payment of this Note, and expressly consent to any extension of time of payment hereof or of any installment hereof, to the release of any party liable for this obligation, to the release, change or modification of any collateral posted as security for the payment of this Note, and any such extension, modification or release may be made without notice to any of said parties and without in any way affecting or discharging this liability, provided Maker must consent to any change or modification of collateral.

      (d) No single or partial exercise of any power hereunder shall preclude other or further exercise thereof or the exercise of any other power. The Holder hereof shall at all times have the right to proceed against any portions of security held herefor in such order and in such manner as the Holder may deem fit, without waiving any rights with respect to any other security. No delay or omission on the part of Holder hereof in exercising any right or remedy hereunder or the acceptance of one or more installments from any person after a default hereunder or under the Security Documents shall operate as a waiver of such right or remedy or of any other right or remedy under this Note nor as a waiver of such right or remedy in connection with any future default.

      (e) If more than one person has executed this Note or becomes obligated under this Note, the obligations and covenants of each such person shall be joint and several. The release by Holder of any party liable on this Note shall not operate to release any other party liable hereon.

      (f) In the event any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

      (g) All notices hereunder shall be deemed to have been duly given if delivered in accordance with the provisions set forth in Paragraph 3.07 of the Deed of Trust; references to notice provisions contained therein relating to (i) the Grantor thereunder shall be applicable to Maker, and (ii) the Beneficiary thereunder shall be applicable to Holder.

      (h) This Note may not be waived, changed, modified or discharged orally, except by an agreement in writing signed by the party against whom the enforcement of waiver, change, modification or discharge is sought.

      (i) The underlined words appearing at the commencement of the paragraphs are included only as a guide to the contents thereof and are not to be considered as controlling, enlarging or restructuring the language or meaning of those paragraphs.

      (j) As used herein, the terms "Maker" and "Holder" shall be deemed to include their respective heirs, successors, legal representatives and assigns, whether voluntary, by action of the parties, or involuntary by operation of law.

      (k) This Note is to be governed by and construed in accordance with the laws of the State of Rhode Island without regard to conflict of laws principles; provided, however, that the laws of the State of Nevada shall apply with respect to the procedural and substantive requirements of Nevada real property and personal property law with request to any foreclosure or other action to realize all real and personal property collateral security for the Loan. Subject to the foregoing proviso, the Maker hereby consents to the non-exclusive personal jurisdiction of the federal and state courts located in Providence County, Rhode Island in any and all actions between the Maker and the Holder arising under or in connection with this Note, the Loan or any of the Security Documents.

FOR AND IN CONSIDERATION OF HOLDER'S ADVANCEMENT OF THE PRINCIPAL SUM HEREUNDER IN THE AMOUNT OF $4,000,000.00, THE MAKER, BEING AN EXPERIENCED DEVELOPER AND PARTICIPANT IN SOPHISTICATED REAL ESTATE VENTURES, AND HAVING CONSULTED WITH COUNSEL OF ITS CHOOSING, HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR PROCEEDING (I) BROUGHT BY THE MAKER, THE HOLDER OR ANY OTHER PERSON RELATING TO (A) THE LOAN OR (B) THE SECURITY DOCUMENTS, OR (II) TO WHICH THE HOLDER IS A PARTY. THE MAKER HEREBY AGREES THAT THIS NOTE CONSTITUTES A WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY, AND THE MAKER DOES HEREBY CONSTITUTE AND

APPOINT THE HOLDER ITS TRUE AND LAWFUL ATTORNEY-IN-FACT, WHICH APPOINTMENT IS COUPLED WITH AN INTEREST, AND THE MAKER DOES HEREBY AUTHORIZE AND EMPOWER THE HOLDER, IN THE NAME, PLACE AND STEAD OF THE MAKER, TO FILE THIS NOTE WITH THE CLERK OR JUDGE OF ANY COURT OF COMPETENT JURISDICTION AS A STATUTORY WRITTEN CONSENT TO WAIVER OF TRIAL BY JURY. THE MAKER ACKNOWLEDGES THAT ITS WAIVER OF TRIAL BY JURY HAS BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY MAKER AS PART OF A BARGAINED FOR LOAN TRANSACTION.

      EXECUTED as a sealed document as of the day and year first above written.


                                  PREFERRED EQUITIES CORPORATION,
                                  a Nevada corporation


                                  By: /s/  FREDERICK H. CONTE
                                      ------------------------------------------
                                  Name: Frederick H. Conte
                                        ----------------------------------------
                                  Title: President
                                         ---------------------------------------

                                STATE OF NEVADA

          UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

        This FINANCING STATEMENT is presented for filing pursuant to the
                         Nevada Uniform Commercial Code




IMPORTANT: Read Instructions on back before filling out form      Receipt No.___




--------------------------------------------------------------------------------
1. DEBTOR (ONE NAME ONLY)
     [X] LEGAL BUSINESS NAME                 Preferred Equities Corporation
     [ ] INDIVIDUAL (LAST NAME FIRST)
--------------------------------------------------------------------------------
1A. SOCIAL SECURITY OR FEDERAL TAX NO.

--------------------------------------------------------------------------------
1B. MAILING ADDRESS           1C. CITY, STATE               1D. ZIP CODE
     4310 Paradise Road           Las Vegas, Nevada             89109
--------------------------------------------------------------------------------
1E. RESIDENCE ADDRESS         1F. CITY, STATE               1G. ZIP CODE

--------------------------------------------------------------------------------
2. ADDITIONAL DEBOT (IF ANY) (ONE NAME ONLY)
     [ ] LEGAL BUSINESS NAME
     [ ] INDIVIDUAL (LAST NAME FIRST)
--------------------------------------------------------------------------------
2A. SOCIAL SECURITY OR FEDERAL TAX NO.

--------------------------------------------------------------------------------
2B. MAILING ADDRESS           2C. CITY, STATE               2D. ZIP CODE

--------------------------------------------------------------------------------
2E. RESIDENCE ADDRESS         2F. CITY, STATE               2G. ZIP CODE

--------------------------------------------------------------------------------
3. [ ]  ADDITION DEBTOR(S) ON ATTACHED SHEET
--------------------------------------------------------------------------------
4. SECURED PARTY
     NAME             DORFINCO CORPORATION
     MAILING ADDRESS  40 Westminster Street
     CITY  Providence         STATE  Rhode Island      ZIP CODE  02940
--------------------------------------------------------------------------------
4A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    OR BANK TRANSIT AND A.B.A. NO.
--------------------------------------------------------------------------------
5. ASSIGNEE OF SECURED PARTY (IF ANY)
     NAME
     MAILING ADDRESS
     CITY                     STATE                    ZIP CODE
--------------------------------------------------------------------------------
5A. SOCIAL SECURITY NO. FEDERAL TAX NO.
    OR BANK TRANSIT AND A.B.A. NO.
--------------------------------------------------------------------------------
6. This FINANCING STATEMENT covers the following types of items of property (if crops or timber, include description of real property on which growing or to be growing and name of record owner of such real estate; if fixtures, description of real property to which affixed or to be affixed and name of record owner of such real estate; if oil, gas or minerals, include description of real property from which to be extracted).

   See Exhibit "A" and "B" attached hereto and hereby incorporated herein by this reference.


   6A. ______________________________      6C. $________________________________
          SIGNATURE OF RECORD OWNER              MAXIMUM AMOUNT OF INDEBTEDNESS
                                                 TO BE SECURED AT ANY ONE TIME
   6B. ______________________________                       (OPTIONAL)
          (TYPE) RECORD OWNER OF
               REAL PROPERTY
--------------------------------------------------------------------------------
7. CHECK IF APPLICABLE [X]

     A. [X] Proceeds of collateral are also covered

     B. [ ] Products of collateral are also covered

     C. [ ] Proceeds of above described original collateral in which a security interest was perfected (Debtor's Signature Not Required)

     D. [ ] Collateral was brought into this State subject to security interest in another jurisdiction (Debtor's Signature Not Required)
--------------------------------------------------------------------------------
8. CHECK IF APPLICABLE [X]

     [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH NRS 704.205
         AND NRS 104.9403.
--------------------------------------------------------------------------------
9.                                           (Date)  August 12 1998
                                                   -----------------------------
   Preferred Equities Corporation

   By      /s/  [SIG]                                 President
     ---------------------------------------------------------------------------
      SIGNATURE(S) OF DEBTOR(S)                        (TITLE)

     ---------------------------------------------------------------------------
      DORFINCO CORPORATION          TYPE NAME(S)

   By
     ---------------------------------------------------------------------------
      SIGNATURE(S) OF SECURED PARTY(IES)               (TITLE)

     ---------------------------------------------------------------------------
                                    TYPE NAME(S)

--------------------------------------------------------------------------------
10.                                Return Copy to:

NAME                Margaret R. Hayes-Cote, Division Counsel          TRUST
ADDRESS             Textron Financial Corporation                    ACCOUNT
CITY, STATE         40 Westminster Street                             NUMBER
AND ZIP             Providence, Rhode Island 02940               (If Applicable)

                                                                   ----------
--------------------------------------------------------------------------------
11. This Space for Use of Filing Officer: (Date, Time, File Number and Filing Officer)

--------------------------------------------------------------------------------

Debtor:  Preferred Equities Corporation
Secured Party:  DORFINCO CORPORATION
Item 6  -  continued


                                   EXHIBIT "A"

This Financing Statement covers all of Debtor's interest in and to the following, whether now existing or hereafter coming into existence, and all substitutions, replacements, renewals and additions thereto or thereof:

      (a) all interests in land, estates, easements, rights, improvements, property, fixtures, equipment, furniture, furnishings, appliances and appurtenances, of every nature whatsoever (collectively, the "Premises") now or hereafter situated on the real estate described on Exhibit "B" hereto (the "Land");

      (b) all construction materials, vaults, gas, electric and other utility fixtures, radiators, heaters, engines, machinery, boilers, ranges, elevators, plumbing and heating fixtures, draperies, carpeting and other floor coverings, fire extinguishers and any other safety equipment, washers, dryers, water heaters, water fountains, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, goods which are or are to become fixtures, machinery, equipment, inventory, supplies, appliances, and tangible personal property of every kind and nature whatsoever now or hereafter owned by Debtor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Land and the improvements thereon, and all attachments, additions, improvements, after-acquired property, renewals, proceeds and replacements of any of the foregoing and all the right, title and interest of Debtor in any of the foregoing property which is subject to or covered by any conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Debtor or on behalf of Debtor with respect thereto, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness described in and to be secured by, among other things, that certain Loan and Security Agreement (the "Loan Agreement") dated as of August 12, 1998, between Secured Party as lender and Debtor as borrower, and that certain Deed of Trust and Security Agreement and Fixture Filing (the "Deed") dated as of August 12, 1998, by and among Debtor, as grantor, United Title of Nevada, a Nevada corporation, as trustee and Secured Party, as beneficiary;

      (c) all now owned or hereafter acquired easements, rights-of-way, strips, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, and the reversions, remainders, rents, issues, profits, revenues, accounts, contract rights and general intangibles of or arising from the Premises (including without limitation all payments under room occupancy agreements, all leases or tenancies, proceeds of insurance, prepaid insurance premiums, condemnation payments, tenant security deposits, escrow funds and payments from motel guests), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Debtor of, in and to the same;

      (d) any and all leases, subleases, rental agreements, occupancy agreements, licenses, concessions, entry fees, other agreements which grant a possessory interest in all or any part of the Premises, together with all rents, issues, profits, revenues, proceeds, awards, accounts, security deposits and other benefits now or hereafter arising from the use and enjoyment of the Land and improvements thereon or any part thereof;

      (e) all other personal property in any way connected with the use or enjoyment of the Premises; and

      (f)   all proceeds of any of the foregoing.

Debtor:  Preferred Equities Corporation
Secured Party:  DORFINCO CORPORATION
Item 6  -  continued



                                   EXHIBIT "B"

                            Legal Description of Land

All that real property situated in the State of Nevada, County of Nye, bounded and described as follows:

Parcel 1:

Lot One (1) Block One (1) of CALVADA VALLEY UNIT NO. 2 as shown by map recorded October 5, 1970 as File No. 20291 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 2:

Lot One hundred forty-eight (148) in Block Sixteen (16) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 3:

Parcels One (1) and Three (3) of Parcel Map recorded May 24, 1983 as File No. 81177 and amended by Certificate of Amendment recorded June 14, 1983 as File No. 83144 and by Certificate of Amendment recorded December 12, 1983 as File No. 99135 and by Certificate of Amendment recorded March 16, 1992 as File No. 304864 of Official Records, Nye County, Nevada.

Parcel 4:

Parcel Two (2) as shown by Parcel Map recorded April 26, 1994 as File No. 351410 of Official Records, Nye County, Nevada.

Parcel 5:

Lot Forty (40) in Block Six (6) of AMENDED PLAT OF CALVADA VALLEY UNIT 6, recorded December 28, 1993 as Document No. 345007 in the Office of the County Recorder of Nye County, Nevada.

Lots Nineteen (19) and Nineteen A (19A) (to the extent of Preferred Equities Corporation's reversionary interest in Lot Nineteen A (19A)) of Block Six (6) of CALVADA VALLEY UNIT NO. 6, recorded February 5, 1973 as File No. 36024 of Official Records, Nye County, Nevada, more particularly described as Parcel Nineteen (19) as shown on Parcel Map recorded January 6, 1983 as File No. 72610 of Official Records, Nye County, Nevada.

Lot One (1) in Block Fifteen (15), Lots One hundred seventy-three (173) and One hundred seventy-four (174) in Block Eleven (11) and Lot Three hundred twenty-three (323) in Block Six (6) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

Las Vegas, Nevada 89102                                    STATE OF NEVADA                                                     18315
Phone 800-945-0092

                                    UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

                                  THIS FINANCING STATEMENT IS PRESENTED FOR FILING PURSUANT TO THE
                                                   NEVADA UNIFORM COMMERCIAL CODE

IMPORTANT: READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM.                                       RECEIPT NO. ____________________
====================================================================================================================================
1.  DEBTOR                                                                                  1A. SOCIAL SECURITY OR FEDERAL TAX NO.
       [X] LEGAL BUSINESS NAME              Preferred Equities Corporation
       [ ] INDIVIDUAL (LAST NAME FIRST)
------------------------------------------------------------------------------------------------------------------------------------
1B.  MAILING ADDRESS                                             1C.  CITY, STATE                                      1D.  ZIP CODE
          4310 Paradise Road                                          Las Vegas, Nevada                                     89109
------------------------------------------------------------------------------------------------------------------------------------
1E.  RESIDENCE ADDRESS                                           1F.  CITY, STATE                                      1G.  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
2.   ADDITIONAL DEBTOR (IF ANY) (ONE NAME ONLY)                                             2A.  SOCIAL SECURITY OR FEDERAL TAX NO.
       [ ] LEGAL BUSINESS NAME
       [ ] INDIVIDUAL (LAST NAME FIRST)
------------------------------------------------------------------------------------------------------------------------------------
2B.  MAILING ADDRESS                                             2C.  CITY, STATE                                      2D.  ZIP CODE

------------------------------------------------------------------------------------------------------------------------------------
2E.  RESIDENCE ADDRESS                                           2F.  CITY, STATE                                      2G.  ZIP CODE

====================================================================================================================================
3.   [ ] ADDITIONAL DEBTOR(S) ON ATTACHED SHEET
====================================================================================================================================
4.   SECURED PARTY                                                                          4A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
       NAME  DORFINCO CORPORATION                                                                OR BANK TRANSIT AND A.B.A. NO.
       MAILING ADDRESS  40 Westminster Street
       CITY  Providence        STATE  Rhode Island      ZIP CODE  02940
====================================================================================================================================
5.   ASSIGNEE OF SECURED PARTY (IF ANY)                                                     5A.  SOCIAL SECURITY NO. FEDERAL TAX NO.
       NAME                                                                                      OR BANK TRANSIT AND A.B.A. NO.
       MAILING ADDRESS
       CITY                    STATE                    ZIP CODE
====================================================================================================================================
6.   This FINANCING STATEMENT covers the following types or items of property (if crops or timber, include description of real property on which growing or to be growing and name of record owner of such real estate; if fixtures, include description of real property to which affixed or to be affixed and name of record owner of such real estate; if oil, gas or minerals, include description of real property from which to be extracted).

                      See Exhibit "A" and "B" attached hereto and hereby incorporated herein by this reference


                                               [THIS SPACE FOR USE OF FILING OFFICER]


     6a. _________________________________________________________     6C. $________________________________________________________
                      SIGNATURE OF RECORD OWNER                                         MAXIMUM AMOUNT OF INDEBTEDNESS TO
                                                                                      BE SECURED AT ANY ONE TIME (OPTIONAL)
     6B. _________________________________________________________
                 (TYPE) RECORD OWNER OF REAL PROPERTY
====================================================================================================================================
7.     Check      A. [X] Proceeds of    B. [ ] Products of    C. [ ] Proceeds of above described    D. [ ] Collateral was brought
         if              collateral            collateral            original collateral in which          into this State subject
     Applicable          are also              are also              a security interest was               to security interest in
        [X]              covered               covered               perfected (Debtor's Signature         another jurisdiction
                                                                     Not Required)                         (Debtor's signature Not
                                                                                                           Required)
====================================================================================================================================
8.     Check
         if         [ ] DEBTOR IS A "TRANSMITTING UTILITY" IN ACCORDANCE WITH NRS 704.205 AND NRS 104.9403.
     Applicable
        [X]
====================================================================================================================================
9.                                          (Date)  August 12, 1998          11.  This Space for Use of Filing Officer: (Date, Time,
     PREFERRED SECURITIES CORPORATION                                             File Number and Filing Officer)
                                                     PRESIDENT
     By   /s/ [SIG]
        ________________________________________________________________
           SIGNATURE(S) OF DEBTOR(S)                   TITLE

     ___________________________________________________________________
     DORFINCO CORPORATION        TYPE NAME(S)

     By ________________________________________________________________
          SIGNATURE(S) OF SECURED PARTY(IES)           (TITLE)

     ___________________________________________________________________
                                 TYPE NAME(S)
========================================================================
                           RETURN COPY TO:

NAME          Margaret R. Hayes-Cote, Division Counsel        TRUST
ADDRESS       Textron Financial Corporation                  ACCOUNT
CITY, STATE   40 Westminster Street                           NUMBER
AND ZIP       Providence, Rhode Island 02940             (IF APPLICABLE)
                                                                             WHITE -- Alphabetical; PINK -- Acknowledgement;
                                                         _______________          GREEN -- Secured Party; BLUE -- Debtor.

                        ENVIRONMENTAL INDEMNITY AGREEMENT

      THIS ENVIRONMENTAL INDEMNITY AGREEMENT (this "Agreement") is entered into as of the 12th day of August, 1998 by and between DORFINCO CORPORATION, a Delaware corporation ("Indemnitee") and PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Indemnitor"). The parties hereto enter into this contract with reference to the following facts:

      A. Indemnitee has agreed to make a loan to Indemnitor in the amount of Four Million and 00/100 Dollars ($4,000,000.00) (the "Loan"). The Loan is to be evidenced by a Promissory Note (the "Note"), and the Note is to be secured by a Deed of Trust, Security Agreement and Fixture Filing (the "Deed of Trust") encumbering certain property located in the County of Nye, State of Nevada (such property or any parcel or portion thereof is herein the "Property") as more particularly described on Exhibit "A" attached hereto and incorporated herein by this reference. The making of the Loan is subject to a condition precedent that Indemnitor make and deliver this Indemnity Agreement to Indemnitee.

      B. Indemnitor acknowledges that Indemnitee would not make the Loan in the absence of this Agreement.

      C. Indemnitor acknowledges that Indemnitee may sustain Losses (as defined herein) both prior to and following a foreclosure of Indemnitee's security interest in the Property pursuant to the Deed of Trust.

      D. Indemnitor acknowledges and agrees that any amounts owed to Indemnitee by Indemnitor pursuant to the provisions of this Agreement are not secured by the Deed of Trust nor are they related in any manner to any amounts owed to Indemnitee pursuant to the Note and that said liabilities shall survive and continue to be of full force and effect notwithstanding a sale or foreclosure conducted pursuant to the Deed of Trust, the making of a deed in lieu of foreclosure in favor of Indemnitee or a transfer of any other interest in the Property, whether by Indemnitor or Indemnitee or by any successor or assignee of Indemnitor or Indemnitee.

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

      1. Hazardous Substances. As used herein, "Hazardous Substance" means any substance, material, element, compound, mixture, solution, waste, pollutant or matter that may give rise to liability under (i) the Resource Conservation Recovery Act, as amended by the Hazardous and Solid Waste Amendments of 1984 (RCRA, 42 U.S.C. Sections 6901 et seq.); (ii) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 (CERCLA, 42 U.S.C. Sections 9601 et. seq.); (iii) the Clean Water Act (CWA, 33 U.S.C. Sections 1251, et seq.); (iv) the Safe Drinking Water Act (14 U.S.C. Sections 1401, et seq.); (v) the Toxic Substances Control Act (TSCA, 15 U.S.C. Sections 2601 et seq.); (vi) the Hazardous Materials Transportation Act (49 U.S.C. Sections 1801, et seq.); (vii) the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C., Sections 11001, et seq.);

(viii) the Clean Air Act (42 U.S.C. Sections 7401, et seq.); (ix) the Endangered Species Act (16 U.S.C. Sections 1531, et seq.); (x) any regulations promulgated pursuant to Items (i) - (ix) above; (xi) any similar local, state or federal laws, rules, ordinances or regulations either in existence as of the date hereof, or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal and/or transport of substances or materials that are or may become a threat to public health or the environment; or (xii) any common law theory involving materials or substances which are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability or other tortious conduct (items (i) through (xi) are collectively referred to herein as "Environmental Laws").

      2. Indemnity. Indemnitor hereby agrees to indemnify, save, defend (at Indemnitor's sole cost and expense) and hold harmless Indemnitee, Textron Financial Corporation and Textron, Inc., and their respective officers, directors, agents, and employees, and the successors and assigns of each of the foregoing (all of such persons or entities being collectively referred to herein as "Indemnified Persons" and each such reference shall refer jointly and severally to each such person), from and against the full amount of any and all Losses, except, however, to the extent that any such Losses are caused by the gross negligence or wilful misconduct of Indemnitee, Textron Financial Corporation and/or Textron, Inc. "Losses" shall mean any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including, but not limited to, all attorneys' fees and all other professional or consultants' expenses incurred in investigating, preparing for, serving as a witness in or defending against any action or proceeding, whether actually commenced or threatened, which may be asserted against any Indemnified Person), arising from, in respect of, as a consequence of, or in connection with any of the following: (a) the removal of any Hazardous Substance on or released from the Property, whether such removal is done or completed by Indemnitor, Indemnitee, or any other person or entity and regardless of whether or not such removal is rendered pursuant to a court order or the order of an administrative agency; (b) claims asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality or public body, court, or administrative tribunal (a "Governmental Agency")), in connection with or in any way arising out of the presence, storage, use, disposal, generation, transportation, or treatment of any Hazardous Substance on, in or under the Property, either prior to or after the date of this Agreement and either prior to, during, or after the time that Indemnitor became owner of the Property; (c) the violation or claimed violation of any Environmental Laws in regard to the Property, whether such violation or claimed violation occurred prior to or after the date of this Agreement and regardless of whether such violation occurred prior to, during, or after the time that Indemnitor became owner of the Property; or (d) the preparation of an environmental audit on the Property, whether conducted or authorized by Indemnitor, Indemnitee, or a third party or the implementation of any environmental audit's recommendations, provided, however, that Indemnitee shall have had reasonable grounds to believe that an environmental audit was justified due to such Indemnitee's reasonable belief as to the presence or probable presence of any Hazardous Substance on the Property and that such presence could give rise to a material adverse effect on the Property or the ability of Indemnitor to repay the Loan or perform its obligations with respect thereto. Nothing in this Agreement shall be deemed to imply a right by Indemnitee to go onto the Property except as specifically set forth herein or in any of the Security Documents.

      3. Payments. Payments under this indemnity in respect of all Losses shall be due and payable as such Losses are incurred. The Indemnified Person shall provide Indemnitor notice of any claim that may result in a Loss with reasonable promptness, and Indemnitor shall have the right to defend the same; provided, however, that failure by an Indemnified Person to give such notice shall not relieve Indemnitor from any liability, duty or obligation hereunder, except to the extent Indemnitor has been prejudiced by any delay or failure to provide such notice. Indemnitor will pay interest on any amount not paid from the time such Losses are incurred prior to the date of notice at the non-Default Rate described in the Note and shall pay interest on any such amount not paid within ten (10) days of notice from Indemnitee to Indemnitor that such amount is due and payable at the Default Rate, but in no event to exceed the maximum interest rate allowed by law. The Indemnified Persons shall be entitled to recover the full amount of all items to be indemnified or reimbursed pursuant to this Agreement, regardless of whether (i) such items are incurred or suffered pursuant to an order of any Governmental Agency relating to the cleaning up, remedying or other responsive action required by applicable law, or (ii) any Indemnified Person now or hereafter has or should have had actual knowledge of any environmental condition giving rise to an indemnification or reimbursement obligations under this Agreement.

      4.  Obligation to Defend.

            (a) Assumption of Defense. Indemnitor is bound to defend any and all actions or proceedings that may be brought against any Indemnified Person in connection with or arising out of the matters covered by this Agreement upon receipt of written notice from any Indemnified Person that a claim of a nature described in this indemnity has been asserted against such Indemnified Person. In the event that Indemnitor is defending an Indemnified Person, Indemnitor may settle the claim only with the Indemnified Person's prior written consent, said consent or the denial thereof to be in the Indemnified Person's reasonable discretion.

            (b) Delivery of Acknowledgment. Within thirty (30) days from the date of receipt by Indemnitor from Indemnified Person of a notice of claim pursuant to the foregoing Paragraph 4(a), Indemnitor must acknowledge in a writing satisfactory to the Indemnified Person its duty to defend (the "Acknowledgment"); provided, however, that until the Indemnified Person receives the Acknowledgment, the Indemnified Person shall be entitled to defend such claim and Indemnitor shall be bound in the manner set forth in subparagraph 4(d) hereof.

            (c) Conduct of Defense; Participation by Indemnified Person. In the event that Indemnitor is defending an Indemnified Person, such defense shall be conducted by reputable attorneys retained by Indemnitor, satisfactory to said Indemnified Person in its reasonable discretion, at Indemnitor's sole cost and expense. In addition, said Indemnified Person shall have the right to participate in such proceedings and to be represented by attorneys of its own choosing. The Indemnified Person shall be responsible for the costs of such participation unless the Indemnified

Person shall have concluded in its reasonable discretion that the interests of the Indemnified Person and of Indemnitor in the action conflict in such a manner and to such an extent as to require, consistent with applicable standards of professional responsibility, retention of separate counsel for the Indemnified Person, in which case Indemnitor shall pay for separate counsel chosen by the Indemnified Person.

            (d) Indemnitor's Failure to Defend. If Indemnitor fails to deliver the Acknowledgment or fails to choose counsel satisfactory to the Indemnified Person, Indemnitor shall not thereafter be entitled to elect to defend, and Indemnitor shall be bound by and shall be conclusively liable for the results obtained by the Indemnified Person, including without limitation the amount of any judgment or good faith out-of-court settlement or compromise and all costs and fees of counsel incurred by the Indemnified Person in connection therewith.

      5.  Intentionally Omitted.

      6. Notification by Indemnitor. Indemnitor agrees promptly, upon its receipt of notice thereof, to notify Indemnitee of the commencement of any litigation or proceedings pending, threatened or commenced (whether or not served) against Indemnitor or any other party in connection with Hazardous Substances and the Property and of the receipt of any notice from any Governmental Agency in regard to Hazardous Substances and the Property. Indemnitor shall immediately upon receipt provide the Indemnified Person with true, complete and correct copies of all such notices and other documentation related to said notices, litigation or proceedings.

      7. Invalidity. If any terms of this Agreement shall be held invalid, illegal or unenforceable, such provisions shall be severable from the rest of this Agreement and the validity, legality, or enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      8. Attorneys' Fees. In any action to enforce or interpret this Agreement, the prevailing party shall be entitled to receive from the losing party its attorneys' fees and costs incurred in connection therewith.

      9. No Time Limit. There is no time limitation on Indemnitor' obligations hereunder, and the Indemnitor waives all present and future statutes of limitations as a defense to any action to enforce the provisions of this Agreement.

      10. Notice. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be deemed to have been properly given or served by depositing the same with a nationally recognized overnight courier service or in the United States Mail, postpaid and registered or certified return receipt requested, and addressed to the addresses specified below. All notices, demands and requests shall be effective upon being deposited with a nationally recognized courier service or, on the date that is two (2) business days after such deposit, upon being deposited in the United States Mail. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice hereof,

Indemnitor or the Indemnitee shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

      "Indemnitee" and "Indemnified Persons"

            DORFINCO CORPORATION
            c/o Textron Financial Corporation
            40 Westminster Street
            Providence, Rhode Island  02940
            Attn: Division Counsel

      "Indemnitor"

            PREFERRED EQUITIES CORPORATION
            4310 Paradise Road
            Las Vegas, Nevada  89109
            Attn: President and General Counsel

      11. Captions, Gender, and Number. Any section or paragraph, title or caption contained in this Agreement is for convenience only and shall not be deemed a part of this Agreement. As used in this Agreement, the masculine, feminine or neuter gender, and the singular or plural number, shall each be deemed to include the others whenever the context so allows.

      12. Indemnified Persons' Rights. The parties hereto expressly acknowledge that this Agreement is made expressly only for the benefit of the Indemnified Persons.

      13. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties named herein and their respective successors and assigns. Indemnitor's obligations hereunder shall survive and continue to be of full force and effect notwithstanding a foreclosure conducted pursuant to the Deed of Trust, the making of a deed in lieu of foreclosure by Indemnitor in favor of Indemnitee or a transfer of any other interest in the Property, whether by Indemnitor or Indemnitee or by any successor or assignee of Indemnitor or Indemnitee.

      14. Failure or Indulgence Not Waiver. No failure or delay on the part of an Indemnified Person in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any power, right or privilege preclude any other or further exercise of any such power, right or privilege. All powers, rights and privileges hereunder are cumulative to, and not exclusive of, any powers, rights or privileges otherwise available.

      15. Governing Law. This Agreement is to be governed by and construed in accordance with the laws of the State of Rhode Island without regard to conflict of laws principles; provided, however, that the laws of the State of Nevada shall apply with respect to the procedural and substantive requirements of Nevada real property and personal property law with respect to any foreclosure or other action to realize all real and personal property collateral security for the Loan located within the State of Nevada.

      16. Joint and Several Obligation. If more than one person has executed this Agreement as Indemnitor or becomes obligated under this Agreement as Indemnitor, the obligations and covenants of each such person shall be joint and several. The release by Indemnitee of any party liable under this Agreement shall not operate to release any other party liable hereunder.

      17. Effect of this Agreement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Indemnitor under the Bankruptcy Code, as the same may be amended, for liquidation or reorganization, or should Indemnitor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Indemnitor's assets. This Agreement shall continue to be effective if at any time payment or performance of the Indemnitor's obligations (or any part thereof) under the Deed of Trust or the other Security Documents (as defined in the Deed of Trust) is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Indemnitee, whether as a "preferential transfer," "voidable preference," "fraudulent conveyance," or otherwise, as if the portion of such payment rescinded, reduced, restored, or returned had never been made.

      18. Jury Trial; Jurisdiction. Indemnitor hereby waives the right to trial by jury in any litigation arising out of, relating to, or connected with this Agreement, it being acknowledged by Indemnitor that Indemnitor is a professional developer engaged and knowledgeable in sophisticated commercial real estate transactions and that Indemnitor makes this waiver of trial by jury knowingly and voluntarily and only after consultation with sophisticated legal counsel of Indemnitor's choosing. Indemnitor hereby consents to the non-exclusive personal jurisdiction of the federal and state courts located in Providence County, Rhode Island in any and all actions between the Indemnitor and the Indemnitee arising under or in connection with this Agreement, the Loan or any of the Security Documents.

      IN WITNESS WHEREOF, Indemnitor has executed this Agreement as of the date and year first written above.

                                        "Indemnitor"

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By:  /s/  FREDERICK H. CONTE
                                             -----------------------------------
                                        Name: Frederick H. Conte
                                              ----------------------------------
                                        Title: President
                                               ---------------------------------

                                        "Indemnitee"

                                        DORFINCO CORPORATION,
                                        a Delaware corporation


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY


All that real property situated in the State of Nevada, County of Nye, bounded and described as follows:

Parcel 1:

Lot One (1) Block One (1) of CALVADA VALLEY UNIT NO. 2 as shown by map recorded October 5, 1970 as File No. 20291 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 2:

Lot One hundred forty-eight (148) in Block Sixteen (16) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 3:

Parcels One (1) and Three (3) of Parcel Map recorded May 24, 1983 as File No. 81177 and amended by Certificate of Amendment recorded June 14, 1983 as File No. 83144 and by Certificate of Amendment recorded December 12, 1983 as File No. 99135 and by Certificate of Amendment recorded March 16, 1992 as File No. 304864 of Official Records, Nye County, Nevada.

Parcel 4:

Parcel Two (2) as shown by Parcel Map recorded April 26, 1994 as File No. 351410 of Official Records, Nye County, Nevada.

Parcel 5:

Lot Forty (40) in Block Six (6) of AMENDED PLAT OF CALVADA VALLEY UNIT 6, recorded December 28, 1993 as Document No. 345007 in the Office of the County Recorder of Nye County, Nevada.

Lots Nineteen (19) and Nineteen A (19A) (to the extent of Preferred Equities Corporation's reversionary interest in Lot Nineteen A (19A)) of Block Six (6) of CALVADA VALLEY UNIT NO. 6, recorded February 5, 1973 as File No. 36024 of Official Records, Nye County, Nevada, more particularly described as Parcel Nineteen (19) as shown on Parcel Map recorded January 6, 1983 as File No. 72610 of Official Records, Nye County, Nevada.

Lot One (1) in Block Fifteen (15), Lots One hundred seventy-three (173) and One hundred seventy-four (174) in Block Eleven (11) and Lot Three hundred twenty-three (323) in Block Six (6) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

                               GUARANTY AGREEMENT


        This GUARANTY AGREEMENT ("Guaranty") made as of the 12th day of August, 1998, by the undersigned party ("Guarantor") to, with, and for the benefit of DORFINCO CORPORATION ("Lender"), a Delaware corporation, having its principal office at 40 Westminster Street, Providence, Rhode Island 02940.

                                   WITNESSETH:

        WHEREAS,   PREFERRED   EQUITIES   CORPORATION,   a  Nevada   corporation
("Borrower") desires to obtain a $4,000,000.00 loan ("Loan") from Lender;

        WHEREAS, Lender is unwilling to make the Loan to Borrower unless Guarantor guarantees to Lender the full and timely payment and satisfaction of the Obligations (as hereinafter defined) of Borrower; and

        WHEREAS, Guarantor acknowledges that the making of the Loan by Lender to Borrower provides direct benefits to Guarantor;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lender to make the Loan to Borrower, and intending to be legally bound, Guarantor does hereby warrant, represent and covenant unto Lender as follows:

        1.     GUARANTY AND SURETY.

        Guarantor hereby absolutely and unconditionally guarantees, and becomes surety for, the full and timely payment and performance of the Obligations.

        2.     OBLIGATIONS.

        2.1 The word "Obligations" as used throughout this Guaranty means all debts, obligations, and liabilities of Borrower arising out of or relating to the following documents each of even date herewith:

                2.1.1. Promissory Note ("Note") made by Borrower to the order of Lender in an original face amount of $4,000,000.00;

                2.1.2. Loan and Security Agreement (the "Loan Agreement") by and between Borrower and Lender;

                2.1.3 Environmental Indemnity Agreement given by Borrower to Lender; and

                2.1.4   The  other   documents,   instruments   and   agreements
                        described in the Loan Agreement as loan or security documents.

(All of the foregoing, including any future modifications thereto, are hereinafter collectively referred to as the "Loan Documents"). Without limiting the generality of the foregoing, "Obligations" is used herein in its most comprehensive sense to include all debts, obligations and indebtedness described in the Loan Documents, whether now or hereafter made, incurred, or created, voluntary or involuntary, due to not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and regardless of whether there is any recourse with respect to any portion of such Obligations as against Borrower.

        3.     SUBSEQUENT ACTS BY LENDER.

               Lender may, at its sole discretion and without notice to Guarantor, take any action permitted under the Loan Documents which might otherwise be deemed a legal or equitable release or discharge of Guarantor's obligations hereunder without either impairing or affecting the liability of Guarantor for payment of the Obligations, which actions might include, by way of illustration and not limitation:

                3.1 the renewal or extension of any of the Obligations or any payments hereunder;

                3.2     the acceptance of partial payment of the Obligations;

                3.3     the  settlement,   release,   compounding,   compromise,
                        cancellation, rearrangement or consolidation of any of the Obligations;

                3.4 the collection of or other liquidation of any claims Lender may have in respect to the Obligations;

                3.5 the granting of indulgences, forebearances, compromises, extensions or adjustments in respect to any covenant or agreement under the Loan Documents;

                3.6 the release from liability of any Guarantor and/or any additional parties who may guarantee payment of the Obligations or any portion thereof;

                3.7 the release, surrender, exchange or compromise to or with Borrower of any lien, security or collateral held by Lender as security for the Obligations; or

                3.8 the release or compromise of any lien or security held by Lender as security for the liability of any person who is guarantying the Obligations.

        4.     EXPENSES.

               Guarantor agrees to reimburse Lender for all reasonable expenses that are not reimbursed by Borrower (including without limitation reasonable attorneys' fees and expenses) incurred in good faith by Lender in enforcing the Obligations, pursuing any remedies set forth in the Loan Documents, and enforcing this Guaranty. Guarantor shall not have any obligation for payment of reimbursement of any cost or expense incurred by Lender, Textron Financial Corporation or any assignee of this Guaranty for salaries or wages of their respective officers or employees or for any fixed overhead expenses.

        5.     PAYMENT BY GUARANTOR.

               Upon the occurrence and during the continuance of an Event of Default under the Loan Documents, Guarantor agrees to pay or perform on written demand all the Obligations. Lender shall not be required to liquidate any lien or any other form of security, instrument, or note held by Lender prior to making such demand. THIS IS A GUARANTY OF PAYMENT AND PERFORMANCE AND NOT OF COLLECTION, and Guarantor hereby waives all rights that Guarantor may have, if any, to require that any action be brought against Borrower (or any other person) or to require that resort be first made against any security prior to demanding payment or performance hereunder.

        6.     CUMULATIVE REMEDIES.

               Guarantor hereby agrees that all rights and remedies that Lender is afforded by reason of this Guaranty are separate and cumulative and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies are non-exclusive and shall in no way limit or prejudice Lender's ability to pursue any other legal or equitable rights or remedies that may be available. Without limiting the generality of the foregoing, Guarantor agrees that in any action by Lender by reason of the Obligations, Lender at its election may proceed (a) against Guarantor together with Borrower, (b) against Guarantor and Borrower individually, or (c) against Guarantor only without having commenced any action against or having obtained any judgment against Borrower.

        7.     WAIVERS BY GUARANTOR.

                7.1     Guarantor hereby waives:

                        7.1.1. notice of acceptance of this Guaranty and of creation of the Obligations;

                        7.1.2.  presentment and notice of non-payment;

                        7.1.3.  protest,   notice  of  protest,  and  notice  of
                                dishonor to Guarantor or to
                                any other party with respect to any of the Obligations;

                        7.1.4. all other notices to which Guarantor might otherwise be entitled;

                        7.1.5. any defense or circumstance (including, without limitation, disability, insolvency, lack of authority or power, insanity, minority, death or dissolution) which might otherwise constitute a legal or equitable discharge of Guarantor's liability hereunder other than a defense based on the gross negligence or wilful misconduct of Lender;

                        7.1.6. any defense of Borrower to the Obligations other than a defense based on the gross negligence or wilful misconduct of Lender or satisfaction of the Obligations;

                        7.1.7. any rights to extension, composition or otherwise under the Bankruptcy Code or any amendments thereof, or under any state or other federal statute;

                        7.1.8. the right to trial by jury in any litigation arising out of, relating to, or connected with this Guaranty, if being acknowledged by
                                Guarantor that Guarantor is knowledgeable in sophisticated commercial real estate transactions, and that Guarantor makes this waiver of trial by jury knowingly and voluntarily and only after consultation with sophisticated legal counsel of Guarantor's choosing; and

                        7.1.9. the benefits of Nevada's "one-action rule" under Nev. Rev. Stat. Section 40.430.

                                                            /s/ [SIG]
                                                            --------------------
                                                            Guarantor's Initials


                7.2 It is expressly agreed that Guarantor shall remain liable hereon regardless of whether Borrower is held to be not liable on the Obligations (other than in the case of satisfaction thereof) and regardless of whether all or any portion of the Obligations are "non-recourse" or "limited recourse". It is agreed between Guarantor and Lender that the foregoing waivers are of the essence of the Loan transaction and that, but for this Guaranty and such waivers, Lender would decline to make the Loan.

        8.     WAIVER AND RELEASE OF SUBROGATION AND PARTICIPATION.

               Except as otherwise provided in NRS 40.475 and 40.485, Guarantor shall have no right of subrogation in or under the Loan Documents, and no rights of reimbursement, indemnity or contribution from the Borrower or any other rights by law, equity, statute or contract that would give rise to a creditor-debtor relationship between Guarantor and the Borrower. Except as otherwise provided in NRS 40.475 and 40.485, Guarantor shall have no right to participate in any way in any of the collateral which is conveyed under the Loan Documents as security for the Obligations. Guarantor hereby explicitly waives and releases any of the above-described rights of subrogation, reimbursement, indemnity, contribution, participation, and any right to require the marshaling of Borrower's assets under any circumstances to the extent Guarantor is legally permitted to do so.

                                                            /s/ [SIG]
                                                            --------------------
                                                            Guarantor's Initials


        9.     INDEMNIFICATION.

               Guarantor expressly agrees that if either Borrower or the Guarantor makes any payment under any Loan Documents (as defined in the Loan Agreement) to Lender, which payment or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, or otherwise required to be repaid to a trustee, receiver or any other party under any bankruptcy act, state or federal law, common law or equitable cause, then to the extent of such repayment, the indebtedness or any part thereof intended to be satisfied, the liens securing the same and this Guaranty shall be revived and continued in full force and effect as if said payment had not been made.

        10.    REPRESENTATIONS AND WARRANTIES.

               Guarantor hereby represents and warrants to Lender that:

                10.1 Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the
                        State of New York, and has all requisite power, corporate or otherwise, to conduct its business and to execute and deliver, and to perform its obligations under, this Guaranty.

                10.2 The execution, delivery and performance by Guarantor of this Guarantor has been duly authorized by all necessary corporate action by Guarantor and does not and will not
                        (i) violate any provisions of the certificate or articles of incorporation, bylaws, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Guarantor is a party or is subject; (ii) result in, or require the creation or imposition of, any lien upon or with respect to any asset of Guarantor; or
                        (iii) result in a breach of, or constitute a default by Guarantor under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Guarantor is a party or by which it or any of its assets are bound or affected.

                10.3 No approval, authorization, order, license, permit, franchise or consent of, or registration, declaration, qualification or filing with, any governmental authority is required in connection with the execution, delivery and performance by Guarantor of this Guaranty.

                10.4 Guarantor's last annual financial statements were prepared in accordance with generally accepted accounting principles ("GAAP") and fairly present the financial condition and results of operation of Guarantor as of the date or dates thereof and for the periods covered thereby. There were no material liabilities, direct or indirect, fixed or contingent, of Guarantor as of the dates of such financial statements which were not reflected therein or in the notes thereto, which have not otherwise been disclosed to Lender in writing. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the financial condition of Guarantor from the financial conditions shown in the foregoing financial statements, nor has Guarantor incurred any material liabilities, direct or indirect, fixed or contingent, which are not shown in its financial statements. Guarantor is able to pay all of its debts as they become due. Guarantor shall maintain such solvent financial condition, giving effect to this Guaranty, as long as Guarantor is obligated to Lender hereunder. Guarantor's obligations under this Guaranty will not render Guarantor unable to pay its total liabilities.

                10.5 Except as otherwise disclosed in the financial statements referred to in Section 10.4 above or in Exhibit "E" to the Loan Agreement, there are no actions, suits, proceedings, orders or injunctions pending or threatened against or affecting Borrower, at law or in equity, or before or by any governmental authority, which could have a material adverse effect on Guarantor.

                10.6 No information, exhibit or written report furnished by or on behalf of Borrower to Lender in connection with the Loan contains any material misstatement of fact or omits the statement of a material fact necessary to make any statements contained herein or therein not misleading.

                10.7 Guarantor now has no defense whatever to any action, suit or proceeding whatsoever that may be instituted on this Guaranty.

                10.8 No other agreement exists between Guarantor and Lender regarding the liability of Guarantor hereunder.

                10.9    This  Guaranty   constitutes   a  valid   obligation  of
                        Guarantor.

        11.    STRICT PERFORMANCE; WAIVERS.

               No failure, delay or omission by Lender to exercise any of the rights, powers, remedies and privileges hereunder shall be deemed a waiver thereof and every such right, power, remedy and privilege may be exercised repeatedly. No notice to or demand on Guarantor shall be deemed to be a waiver of the right of Lender to take further action without notice or demand as provided herein. In no event shall any modification or waiver of the provisions of this Guaranty be effective unless in writing executed by Lender. Any waiver granted shall be applicable only in the specific instance for which it is given. Failure of Lender to insist upon strict performance or observance of any of the terms, provisions and covenants hereof or to exercise any right herein contained shall not be construed as a waiver or relinquishment of the right to demand strict performance on the Obligations and shall not be deemed a waiver of the breach of any provision hereof or of any of the Loan Documents.

        12.    CAPTIONS.

               The captions appearing herein are used for reference only and shall not be construed as limiting anything set forth herein.

        13.    SEVERABILITY.

               The invalidity or unenforceability of any provision of this Guaranty shall not affect the other provisions hereof, and this Guaranty shall be construed as if the invalid or unenforceable provision had never been a part of this Guaranty.

        14.    GOVERNING LAW.

               All questions with respect to the construction of this Guaranty and the rights and liabilities of the parties hereto shall be determined in accordance with the applicable provisions of the internal laws of the State of Nevada without regard to the principles of conflicts of laws.

        15.    ASSIGNMENT; DELEGATION; BINDING EFFECT.

               After funding of the Loan by Lender, this Guaranty is assignable and transferable by Lender. Each reference herein to Lender shall be deemed to include its successors and assigns, in whose favor the rights and privileges of this Guaranty shall also run. The duties and obligations of Guarantor may not be transferred by Guarantor without the prior written consent of Lender. The duties and obligations of Guarantor shall bind Guarantor's heirs, personal representatives, executors, successors and assigns.

        16.    TERMINATION; REINSTATEMENT.

                16.1 Guarantor's obligations hereunder shall terminate, and this Guaranty shall be released, upon payment and performance in full of the Obligations; provided, however and except that, if there exists with respect to the Related Indebtedness (as defined in the Loan Agreement at the time of repayment and performance in full of the Obligations a default or event of default, or any event or circumstance which with the passage of time or giving of notice would become a default or event of default under the Related Loan Documents (as defined in the Loan Agreement), then the release and termination of this Guaranty shall not be granted by Lender for so long as any such default or event of default or such other event or circumstance is continuing.

                16.2 This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against Borrower under the Bankruptcy Code, as at any time amended, for liquidation or reorganization, or should Borrower become insolvent or make an assignment for the benefit of creditors or a receiver or trustee be appointed for all or any significant part of Borrower's assets, and this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by Lender, whether as a "preferential transfer," "voidable preference," "fraudulent conveyance," or otherwise, as if the portion of such payment rescinded, reduced, restored or returned had never been made.

        17.    NOTICES.

               All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be deemed to have been properly given or served by depositing the same with a nationally recognized overnight courier service or in the United States Mail, postpaid and registered or certified return receipt requested, and addressed to the addresses specified below. All notices, demands and requests shall be effective upon being deposited with a nationally recognized courier service or, on the date that is two (2) business days after such deposit, upon being deposited in the United States Mail. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice hereof, Guarantor and Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses.

               The addresses are:

               Lender:                Dorfinco Corporation
                                      40 Westminster Street
                                      Providence, Rhode Island  02940
                                      Attention: Division Counsel
                                      Telecopy No.  (401) 621-5040

               Guarantor:             4310 Paradise Road
                                      Las Vegas, NV  89109
                                      Attention:  President and General Counsel
                                      Telecopy No.  (702) 369-4398

               w/copy to:             Mr. Jerome J. Cohen, President
                                      1125 N.E. 125th Street
                                      Suite 206
                                      North Miami, FL 33161
                                      Telecopy No. (305) 899-1824

        18.    JURISDICTION.

               Guarantor hereby consents to the non-exclusive personal jurisdiction of the federal and state courts located in Clark County, Nevada in any and all actions between the Guarantor and Lender arising under or in connection with this Guaranty, the Loan or any of the Loan Documents.

               IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty the day and year first above written.

                                            MEGO FINANCIAL CORP.,
                                            a New York corporation


                                            By  /s/  RICHARD L. RODRIGUEZ
                                                --------------------------------
                                            Name:  Richard L. Rodriguez
                                                  ------------------------------
                                            Its:  Vice President
                                                  ------------------------------

                             SUBORDINATION AGREEMENT



TO:     DORFINCO CORPORATION
        40 Westminster Street
        Providence, Rhode Island  02940

Ladies and Gentlemen:

        The undersigned Mego Financial Corp., a New York corporation ("Creditor") is or may be a creditor of Preferred Equities Corporation, a Nevada corporation ("Debtor"). Creditor understands that Debtor has requested you to extend credit to Debtor, but that you are unwilling to do so unless you first receive Creditor's subordination agreement as herein contained.

        In order to induce you at any time or from time to time at your option, to make loans or extend credit or other accommodation or benefit to or for the account of Debtor, under the Loan Agreement (as hereinafter defined), or to grant such renewals or extensions as you may deem advisable, it is agreed as follows:

        1.     Creditor and Debtor represent and warrant to you that,

               (a) At May 31, 1998, the total PEC Indebtedness owing by Debtor to Creditor is $961,000.00. "PEC Indebtedness" as used herein shall mean present indebtedness and any future indebtedness of Debtor to Creditor which may be from time to time directly or indirectly incurred, including any negotiable instruments evidencing same, all debts, demands, monies, indebtedness, liabilities and obligations owed or to become owing including interest, principal, costs and other charges, and all claims, rights, causes of action, judgments, decrees or other obligations of any kind whatsoever; provided, however, that the term "PEC Indebtedness" does not include any sums payable by Debtor to Creditor from time to time under income tax sharing arrangements between Debtor and Creditor.

               (b) there is no default in the PEC Indebtedness from Debtor to Creditor.

        2. Creditor agrees with you that the PEC Indebtedness and all security therefor shall be and hereby is subordinated to the obligations of Debtor to you with respect to the Loan (as defined in the Loan Agreement) and all other obligations of Debtor to you under any and all of the Loan Documents (as defined in the Loan Agreement) (collectively, the "Obligations") to the extent (and only to the extent) hereinafter provided. After the occurrence and during the continuance of an Event of Default under, and as defined in, that certain Loan and Security Agreement (the "Loan Agreement"), of even date herewith between you, as lender, and Debtor, as borrower:

               (a) the payment of the PEC Indebtedness shall be deferred until the full payment of the Obligations (including all interest accruing after the date of filing of a petition by or against Debtor under any bankruptcy act or code) of any nature whatsoever now due to you from Debtor or which may hereafter be incurred and become due to you from Debtor.

               (b) Creditor will not, without your prior written consent, assert, collect, enforce or release the PEC Indebtedness or any part thereof or take any action to foreclose, realize upon or release any collateral securing the PEC Indebtedness or enforce any security agreements, real estate mortgages, lien instruments, or other encumbrances securing the PEC Indebtedness.

               (c) Creditor will hold in trust and immediately pay to you in the same form of payment received from application upon the amount now or hereafter owing to you by Debtor, any amount Debtor pays to Creditor on the PEC Indebtedness.

               (d) Creditor will forthwith assign, deliver or cause to be delivered to you any collateral for the PEC Indebtedness now held by Creditor or anyone on its behalf, or in the future received by it or anyone on its behalf.

               (e) Creditor, in its capacity hereunder as Creditor, agrees that it will not, without your prior written consent, commence, prosecute or participate in any administrative, legal, or equitable action against Debtor for collection of the PEC Indebtedness or in any administrative, legal, or equitable action for collection of the PEC Indebtedness that might adversely affect Debtor or its properties.

        3. If Creditor in violation of this Agreement shall commence, prosecute or participate in any suit, action or proceeding against Debtor, Debtor may interpose as a defense or plea the making of this Agreement and you may intervene and interpose such defense or plea in your name or in the name of Debtor. If after the occurrence and during the continuance of an Event of Default, Creditor shall attempt to enforce any security agreements, real estate mortgages or deeds of trust or any lien instruments or other encumbrances securing payment of any PEC Indebtedness, you or Debtor may by virtue of this Agreement restrain the enforcement thereof in your name or in the name of Debtor. If after the occurrence and during the continuance of an Event of Default, Creditor obtains any assets of Debtor for application to any PEC Indebtedness as a result of any administrative, legal, or equitable action, or otherwise, Creditor agrees to forthwith pay, deliver, and assign to you any such assets for application upon the Obligations.

        4. As additional security for the Obligations due you and in furtherance hereof, upon the occurrence of and during the continuance of an Event of Default, Creditor:

               (a) shall assign to you the PEC Indebtedness as security for any and all of the Obligations now and hereafter owing by Debtor to you; and

               (b) irrevocably authorizes you or any person you may designate to, after the security for the Obligations has been exhausted, collect and receive the proceeds of the PEC Indebtedness and to do any and all things with the same power and authority that Creditor might or could have done if this Agreement had not been executed, including the filing and proving of claims in your name or in the name of Creditor, in receiverships, bankruptcies, and proceedings under any bankruptcy act or any amendments thereto. The net amount received by you from the PEC Indebtedness shall be applied to the payment of the Obligations due and to become due from Debtor to you, and the excess, if any, shall be returned to Creditor.

        5. Upon the occurrence of and during the continuance of an Event of Default, Debtor agrees with you that it will not, without your prior written consent, pay to Creditor any sum on account of the PEC Indebtedness, or execute or delivery any negotiable instruments as evidence of the PEC Indebtedness or any part thereof.

        6. Creditor agrees that you may grant extensions of the time of payment or performance to and make compromises, including releases of collateral, and settlements with Debtor and all other persons without the consent of Creditor and without affecting the agreements of Creditor or Debtor hereunder.

        7. If, at any time hereafter, you shall, pursuant to the Loan Agreement determine to discontinue the extension of credit to Debtor, you may do so. This Agreement shall continue in full force and effect until Debtor shall have satisfied all of the Obligations and you shall have been paid in full all Obligations that may be due to you from Debtor under the Loan Agreement and the other Loan Documents. Upon the full payment and satisfaction by Debtor of all of the Obligations under the Loan Agreement and the other Loan Documents, this Agreement shall automatically terminate and be of no further force and effect.

        8. This Agreement shall be binding upon the successors and assigns of Creditor and Debtor, and shall inure to the benefit of your successors and assigns.

        9. This Agreement and the Obligations which it secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of Nevada.

        10. Unless an Event of Default shall have occurred and be continuing, nothing in this Agreement is intended or shall be construed to prohibit, restrict or otherwise limit any payment to or remedy by Creditor at any time so long as Debtor's cash flow and working capital are sufficient. In addition, nothing in this Agreement is intended or shall be construed to interfere with Debtor's payment or Creditor's collection at any time of amounts due by Debtor under the tax sharing arrangements between Debtor and Creditor; provided, however, (i) that Creditor shall promptly advise Lender of any change in such tax sharing arrangements and (ii) that Debtor's cash flow and working capital shall remain sufficient following any change in such tax sharing arrangement.

        11. In the event Creditor received any cash or other property in payment of PEC Indebtedness which is not permitted under the provisions of Paragraph 10 or other provisions of this Agreement, you shall have the right to recover such payment from Creditor and apply the same to the Obligations. In the event Creditor receives any cash or other property in payment of PEC Indebtedness which is permitted under the provisions of this Agreement, including, without limitation, Paragraph 10 hereof, Creditor shall not be required to make any payment to or reimbursement of yourself or Debtor as a result of such payment.

        IN WITNESS WHEREOF, Creditor and Debtor have severally duly executed this Agreement as of the 12th day of August, 1998.



                                        DEBTOR:

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By: /s/ FREDERICK H. CONTE
                                            ------------------------------------

                                        Its:  President
                                             -----------------------------------


                                        CREDITOR:

                                        MEGO FINANCIAL CORP.,
                                        a New York corporation


                                        By:  /s/  RICHARD L. RODRIGUEZ
                                            ------------------------------------

                                        Its:   Vice President
                                             -----------------------------------

ACCEPTED BY:

DORFINCO CORPORATION

By:
    ------------------------------

Its:
      ----------------------------

                             BORROWER'S CERTIFICATE

        Re: $4,000,000 loan by Dorfinco Corporation, a Delaware corporation, to Preferred Equities Corporation, a Nevada corporation. Borrower's address: 4310 Paradise Blvd., Las Vegas, Nevada 89109. Real property security located in Nye County, Nevada (the "Real Property").

                                   * * * * * *

        In order to induce DORFINCO CORPORATION ("Lender") to make the above-referenced loan (the "Loan") to Preferred Equities Corporation, a Nevada corporation ("Borrower"), Borrower hereby certifies and represents as of the date of the funding of the Loan, and warrants as follows:

               (a) Except as set forth on Exhibit "E" to the Loan and Security Agreement dated August 12, 1998 (the "Loan Agreement"), between Borrower and Lender, there are no actions, suits or proceedings pending, and, to the best knowledge and belief of Borrower, there are no actions, suits, claims, investigations or proceedings threatened, against or affecting Borrower, or the business, operations, properties or assets of Borrower, before or by any governmental department, commission, board, regulatory authority, bureau, agency or instrumentality, domestic, foreign, Federal, state or municipal (herein collectively called "governmental agency"), or any court, arbitrator or grand jury, which may result in any material adverse change in the business operations, properties or assets or in the condition, financial or otherwise, of Borrower, or in the ability of Borrower to perform its obligations under the documents to be executed in connection with the Loan (the "Loan Documents"). Borrower is not in default with respect to any judgment, order, writ, injunction, decree, demand, rule or regulation of any court, arbitrator, grand jury or of any governmental agency, default under which might have consequences which would materially and adversely affect the business, operations, properties or assets or the condition, financial or otherwise, of Borrower.

               (b) Neither the execution and delivery by Borrower of the Loan Documents, nor the consummation of the transaction contemplated therein, nor compliance with the terms and conditions thereof will conflict with or result in a breach of, or constitute a breach under any of the terms, obligations, covenants, conditions or provisions of Borrower's articles of incorporation or bylaws or of any indenture, mortgage, lease, deed of trust, pledge, bank loan or credit agreement, or any other agreement or instrument to which Borrower is now a party or by which its properties may be bound or affected, or any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury or governmental agency, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Borrower under the terms or provisions of any of the foregoing. Borrower is not in default in the performance or observance of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing an indebtedness of Borrower or pursuant to which Borrower is a party or by which Borrower or its properties may be bound or affected.

               (c) To the best of Borrower's knowledge after diligent inquiry, Borrower has obtained all required consents and releases in order to enter into the loan transaction and execute the Loan Documents and has complied with and is not in violation of all applicable statutes, laws, ordinances and regulations of any kind or nature in order to effectively vest in Lender a valid first lien in the Real Property pursuant to the Loan Documents.

               (d) Borrower has the power and authority to enter into the Loan and execute the Loan Documents and the parties executing the Loan Documents on behalf of Borrower have been authorized to do so. The Loan is a valid obligation of Borrower.

               (e) To Borrower's best knowledge after diligent inquiry, except as may be set forth in Exhibit "E" to the Loan Agreement, Borrower has complied in all material respects with all applicable statutes, rules, regulations, orders, restrictions, licenses and permits of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business and ownership of its properties (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to equal employment opportunities, zoning, building, fire, health and safety and environmental standards or controls) and Borrower has no knowledge of any event or condition that would cause any of the above to be violated in any material respect.

               (f) Borrower has filed all United States income tax returns and all state and municipal tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by Borrower, except such filings and taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

               (g) Subject to the Permitted Encumbrances described on Exhibit "B" to the Deed of Trust (as defined in the Loan Agreement), Borrower has good and marketable title in fee simple absolute to all of the Real Property (except Parcel 19A thereof) free and clear of any interest which could divest Borrower's interest therein, divest Lender's interest therein or which could adversely affect the validity and/or priority of the lien of the Deed of Trust given as security for the Loan.

               (h) Borrower is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code of 1986, as amended) and Borrower's U.S. Federal Tax I.D. Number is 88-0106662. Borrower's address is as set forth on page 1 hereof. Borrower is a Nevada corporation duly formed and validly existing under the laws of the State of Nevada.

               (i) To the best of Borrower's knowledge after diligent inquiry, the Real Property and soil and ground water thereof are free from any toxic and/or hazardous materials including asbestos, PCBs, pesticides, herbicides and any other material(s) defined as "hazardous substances," "hazardous materials," or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability act of 1980 as Amended, the Hazardous Materials Transportation Act, The Resource Conservation and Recovery Act, and those substances defined as hazardous or toxic wastes under applicable state law (other than any landscaping or maintenance products of a type or quantity typically used at a location having a use consistent with Borrower's use of the Real Property as of the Loan closing). Further, the Borrower agrees that it will not permit the storage of any toxic and/or hazardous material, as described above, in, on and/or around the Real Property now or at any future time. Borrower will indemnify and save Lender harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Real Property) which may result from contamination of the Real Property by hazardous and/or toxic material(s), except to the extent that any such claim, judgment, damage, penalty, fine, cost, liability or loss arises from the gross negligence or wilful misconduct of Lender.

               (j) All work, labor, services and materials, if any, furnished to or in connection with the Real Property have been fully paid for, with the exception of any work currently in progress as to which Borrower has properly posted a Notice of Nonresponsibility and as to which no mechanic's, materialman's or other liens have been previously filed, so that no mechanic's, materialman's or other lien may properly be filed against the Real Property or any portion thereof for work done up to the funding of the Loan, except as to unpaid items which the title policy will insure over.

               (k) Neither Borrower nor Guarantor is the subject of any insolvency or bankruptcy proceeding or the subject of any suit or proceeding at law or in equity or otherwise, the result of any of which might affect the title to the Real Property or the improvements thereon or Borrower's ability to perform its obligations and agreements under the Loan Documents or under Borrower's articles of incorporation or bylaws.

               (l) Borrower has no actual knowledge of any violations in connection with the use and operation of the Real Property, whether filed or threatened, or of any restriction against the sale of the Real Property or any portion thereof; all required permits and licenses have been obtained for the Real Property.

               (m) At the time of disbursement of the funds in connection with the Loan:

                   (i) The Real Property has not been taken, in whole or in part, in condemnation or any other similar proceedings, and no such proceedings were pending; and

                   (ii) The representations made in the materials submitted in connection with the application for the Loan by Borrower, including but not limited to the type of development, income and expenses of the Real Property and the financial condition and credit of Borrower are as represented in said materials without material adverse change, except such change as has been approved in writing by Lender.

DATED as of August 12, 1998.



                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By: /s/  FREDERICK H. CONTE
                                            ------------------------------------

                                        Name:  Frederick H. Conte
                                               ---------------------------------

                                        Title:  President
                                                --------------------------------

                             GUARANTOR'S CERTIFICATE


      Re: $4,000,000 loan by Dorfinco Corporation, a Delaware corporation, to Preferred Equities Corporation, a Nevada corporation, to be guaranteed by Mego Financial Corp., a New York corporation. Guarantor's address: 4310 Paradise Blvd., Las Vegas, Nevada 89109.

                                   * * * * * *

      In order to induce DORFINCO CORPORATION ("Lender") to make the above-referenced loan (the "Loan") to Preferred Equities Corporation, a Nevada corporation ("Borrower") and to accept the Guaranty Agreement of Mego Financial Corp. ("Guarantor") in connection therewith, Guarantor hereby certifies and represents as of the date of the funding of the Loan, and warrants as follows:

            (a) Except as set forth on Exhibit "E" to the Loan and Security Agreement dated August 12, 1998 (the "Loan Agreement"), between Borrower and Lender, there are no actions, suits or proceedings pending, and, to the best knowledge and belief of Guarantor, there are no actions, suits, claims, investigations or proceedings threatened, against or affecting Guarantor, or the business, operations, properties or assets of Guarantor, before or by any governmental department, commission, board, regulatory authority, bureau, agency or instrumentality, domestic, foreign, Federal, state or municipal (herein collectively called "governmental agency"), or any court, arbitrator or grand jury, which may result in any material adverse change in the business operations, properties or assets or in the condition, financial or otherwise, of Guarantor, or in the ability of Guarantor to perform its obligations under the Guaranty Agreement (the "Guaranty") to be executed by Guarantor in connection with the Loan. Guarantor is not in default with respect to any judgment, order, writ, injunction, decree, demand, rule or regulation of any court, arbitrator, grand jury or of any governmental agency, default under which might have consequences which would materially and adversely affect the business, operations, properties or assets or the condition, financial or otherwise, of Guarantor.

            (b) Neither the execution and delivery by Guarantor of the Guaranty, nor the consummation of the transaction contemplated therein, nor compliance with the terms and conditions thereof will conflict with or result in a breach of, or constitute a breach under any of the terms, obligations, covenants, conditions or provisions of Guarantor's articles of incorporation or bylaws or of any indenture, mortgage, lease, deed of trust, pledge, bank loan or credit agreement, or any other agreement or instrument to which Guarantor is now a party or by which its properties may be bound or affected, or any judgment, order, writ, injunction, decree or demand of any court, arbitrator, grand jury or governmental agency, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or asset of Guarantor under the terms or provisions of any of the foregoing. Guarantor is not in default in the performance or observance of any of the terms, obligations, covenants, conditions or provisions contained in any indenture or other agreement creating, evidencing or securing an indebtedness of Guarantor or pursuant to which Guarantor is a party or by which Guarantor or its properties may be bound or affected.

            (c) To the best of Guarantor's knowledge after diligent inquiry, Guarantor has obtained all required consents and releases in order to execute the Guaranty.

            (d) Guarantor has the power and authority to enter into and execute the Guaranty, and the parties executing the Guaranty on behalf of Guarantor have been authorized to do so. The Guaranty is a valid obligation of Guarantor.

            (e) To Guarantor's best knowledge after diligent inquiry, except as may be set forth in Exhibit "E" to the Loan Agreement, Guarantor has complied in all material respects with all applicable statutes, rules, regulations, orders, restrictions, licenses and permits of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of its business and ownership of its properties (including, without limitation, applicable statutes, rules, regulations, orders and restrictions relating to equal employment opportunities, zoning, building, fire, health and safety and environmental standards or controls) and Guarantor has no knowledge of any event or condition that would cause any of the above to be violated in any material respect.

            (f) Guarantor has filed all United States income tax returns and all state and municipal tax returns which are required to be filed, and has paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by Guarantor, except such filings and taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

            (g) Guarantor is not a foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as those terms are defined in the Internal Revenue Code of 1986, as amended) and Guarantor's U.S. Federal Tax I.D. Number is 13-5629885. Guarantor's address is as set forth on page 1 hereof. Guarantor is a New York corporation duly formed and validly existing under the laws of the State of New York and in good standing and qualified as a foreign corporation in all jurisdictions in which such good standing and/or qualification is required.

            (h) Guarantor is not the subject of any insolvency or bankruptcy proceeding or the subject of any suit or proceeding at law or in equity or otherwise, the result of any of which might affect Guarantor's ability to perform its obligations and agreements under the Guaranty or under Guarantor's articles of incorporation or bylaws.

            (i) The representations made in the materials submitted by Guarantor in connection with the application for the Loan by Borrower, including but not limited to the financial condition and credit of Guarantor are as represented in said materials without material adverse change, except such change as has been approved in writing by Lender.

DATED as of August 12, 1998.



                                        MEGO FINANCIAL CORP.,
                                        a New York corporation


                                        By:  /s/  RICHARD L. RODRIGUEZ
                                            ------------------------------------

                                        Name:   Richard L. Rodriguez
                                                --------------------------------

                                        Title:  Vice President
                                                --------------------------------

                                 DEED OF TRUST,

                      SECURITY AGREEMENT AND FIXTURE FILING

                           Dated as of August 12, 1998

                         in the amount of: $4,000,000.00

                         PREFERRED EQUITIES CORPORATION,
                              a Nevada corporation
                having its principal office at 4310 Paradise Road
                             Las Vegas, Nevada 89109

                                (the "Grantor");

                             UNITED TITLE OF NEVADA,
                              a Nevada corporation
             having its principal office at 2389-A Renaissance Drive
                             Las Vegas, Nevada 89119
                              (the "Trustee"); and

                              DORFINCO CORPORATION,
                             a Delaware corporation
                    having an office at 40 Westminster Street
                         Providence, Rhode Island 02940.

                              (the "Beneficiary").

                              LOCATION OF PREMISES

                                   Nye County
                                 State of Nevada

                   -------------------------------------------

                       After recording, please return to:

                              DORFINCO CORPORATION
                        c/o Textron Financial Corporation
                              40 Westminster Street
                         Providence, Rhode Island 02940
                       Attention: Margaret R. Hayes-Cote,
                                Division Counsel

STATE OF NEVADA     )
                    ) ss.
COUNTY OF NYE       )



             DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FILING


                         KNOW ALL MEN BY THESE PRESENTS:

      THIS DEED OF TRUST (hereinafter referred to as this "Deed") is made and entered into as of the 12th day of August, 1998, by and among PREFERRED EQUITIES CORPORATION, a Nevada corporation, having as a mailing address 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as Grantor"), UNITED
TITLE OF NEVADA, a Nevada corporation, having as a mailing address 2389-A Renaissance Drive, Las Vegas, Nevada 89119 (hereinafter referred to as the "Trustee") and DORFINCO CORPORATION, a Delaware corporation, having a mailing address of 40 Westminster Street, Providence, Rhode Island 02940 (hereinafter referred to as the "Beneficiary").

      In order to secure the payment, performance and observance of the indebtedness and other obligations of Grantor hereinafter set forth, Grantor has granted and conveyed, and does by these presents mortgage, grant, warrant, assign, convey, pledge and set over unto the Trustee, IN TRUST, WITH POWER OF SALE, all of the following described land and interests in land, estates, easements, rights, improvements, property, fixtures, equipment, furniture, furnishings, appliances and appurtenances (hereinafter collectively referred to as the "Premises"):

      (a) All those certain tracts, or parcels of land more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof (hereinafter referred to as the "Land").

      (b) All buildings, structures and improvements (the "Improvements") of every nature whatsoever now or hereafter situated on the Land.

      (c) All construction materials, vaults, gas, electric and other utility fixtures, radiators, heaters, engines, machinery, boilers, ranges, elevators, plumbing and heating fixtures, draperies, carpeting and other floor coverings, fire extinguishers and any other safety equipment, washers, dryers, water heaters, water fountains, mirrors, mantels, air conditioning apparatus, refrigerating plants, refrigerators, cooking apparatus and appurtenances, window screens, awnings and storm sashes, which are or shall be attached to said buildings, structures or improvements and all other furnishings, furniture, goods which are or are to become fixtures, machinery, equipment, inventory, supplies, appliances, and tangible personal property of every kind and nature whatsoever now or hereafter owned by Grantor and located in, on or about, or used or intended to be used with or in connection with the use, operation or enjoyment of the Land and Improvements, and all attachments, additions, improvements, after-acquired property, renewals, proceeds and replacements of any of the foregoing and all the right, title and interest of Grantor in any of the foregoing property which is subject to or covered by any conditional sales contract, chattel mortgage or similar lien or claim, together with the benefit of any deposits or payments now or hereafter made by Grantor or on behalf of Grantor with respect thereto, all of which are hereby declared and shall be deemed to be fixtures and accessions to the freehold and a part of the Premises as between the parties hereto and all persons claiming by, through or under them, and which shall be deemed to be a portion of the security for the indebtedness herein described and to be secured by this Deed.

      (d) All now owned or hereafter acquired easements, rights-of-way, strips, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to the Premises or any part thereof, or which hereafter shall in any way belong, relate or be appurtenant thereto, and the reversions, remainders, rents, issues, profits, revenues, accounts, contract rights and general intangibles of or arising from the Premises (including without limitation all payments under room occupancy agreements, all leases or tenancies, proceeds of insurance, prepaid insurance premiums, condemnation payments, tenant security deposits, escrow funds and payments from motel guests), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Grantor of, in and to the same.

      (e) Any and all leases, subleases, rental agreements, occupancy agreements, licenses, concessions, entry fees, other agreements which grant a possessory interest in all or any part of the Land and Improvements, together with all rents, issues, profits, revenues, proceeds, awards, accounts, security deposits and other benefits now or hereafter arising from the use and enjoyment of the Land and Improvements or any part thereof.

      TO HAVE AND TO HOLD the Premises, with all privileges and appurtenances thereunto belonging, unto the Trustee, forever. Grantor covenants that Grantor is lawfully seized and possessed of the Premises as aforesaid, and has all requisite right and authority to convey the same, that the same is unencumbered except for those matters expressly set forth in Exhibit "B" attached hereto and by this reference made a part hereof, and that Grantor does warrant and will forever defend the title thereto to the Trustee and the Beneficiary against the claims of all persons whomsoever, except as to those matters set forth in said Exhibit "B" or otherwise permitted in the Security Documents (as hereinafter defined).

      This Deed is given to secure the following described indebtedness (collectively the "Indebtedness"):

      (a)   All sums  evidenced by that  certain  Promissory  Note  (hereinafter referred to as the "Note" dated of even date herewith, made by Grantor, payable to the order of the Beneficiary in the principal face amount of up to FOUR MILLION AND NO/100 U.S. DOLLARS
            ($4,000,000.00), together with interest thereon, with the final payment being due on August 31, 1999, unless extended as provided in the Note; together with any and all modifications, renewals and/or extensions of the Note.

      (b) Any and all additional advances made by the Beneficiary to protect or preserve the Premises or the lien hereof on the Premises, or for taxes, assessments or insurance premiums as hereinafter provided (whether or not the original Grantor remains the owner of the Premises at the time of such advances).

      (c) Any and all other sums owed by Grantor to the Beneficiary hereunder, under the Note, or any and all other indebtedness, liabilities, or obligations of Grantor to the Beneficiary, of any nature whatsoever, whether now existing or hereafter created, whether direct, indirect or secondary, and any and all modifications, extensions or renewals thereof, including without limitation sums owed under any other instrument evidencing, securing or in any way concerning the debt evidenced by the Note. Without limiting the foregoing, this Deed shall also secure the following indebtedness:

            (i) A loan made by Beneficiary to Grantor in the amount of up to $7,500,000, evidenced by a promissory note in such amount dated August 9, 1991, and secured by, among other things, a Loan and Security Agreement dated as of July 31, 1991, by and between Grantor as borrower and Beneficiary as lender, and guaranteed by Mego Financial Corp.; and

            (ii) A loan made by Beneficiary's affiliate, Textron Financial Corporation, a Delaware corporation ("Lender") to Grantor's subsidiary, Steamboat Suites, Inc. ("SSI"), in the amount of up to $15,000,000, evidenced by a promissory note in such amount dated November 30, 1995, guaranteed by Grantor, and secured by, among other things, a deed of trust from SSI to Textron dated October 5, 1994, as amended or restated, and recorded in the Routt County Clerk and Recorder's office on October 6, 1994, in Book 701 at Page No. 1795, a first amendment to deed of trust from SSI to Textron dated February 27, 1995, and recorded in the Routt County Clerk and Recorder's office on March 22, 1995 in Book 706 at Page 339, a second amendment to deed of trust from SSI to Textron dated November 29, 1996, and recorded in the Routt County Clerk and Recorder's office on December 20, 1996 in Book 728 at Page 320, and as further amended or restated.

            The indebtedness described in the foregoing clauses (i) and (ii) is herein defined as the "Related Indebtedness", and the documents described in the foregoing clauses (i) and (ii), together with the referenced guaranties and any and all other documents or instruments evidencing, securing or executed in connection with any of the Related Indebtedness are herein collectively defined as the "Related Loan Documents".

      The Note, this Deed and the following instruments which evidence, secure and/or relate to the loan evidenced by the Note are hereinafter referred to as the "Security Documents:"

      (a) Loan and Security Agreement dated of even date herewith by and between Grantor as Borrower and Beneficiary as Lender (the "Loan Agreement");

      (b) Guaranty Agreement dated of even date herewith by Mego Financial Corp. as guarantor (the "Guarantor") in favor of the Beneficiary (the "Guaranty"); and

      (c) All other documents, instruments or agreements now or hereafter securing, evidencing and/or relating to the debt secured by the Note, except for the Environmental Indemnity Agreement of even date herewith from Grantor to Beneficiary.

      Should the Indebtedness be paid according to the tenor and effect thereof when the same shall become due and payable, and should Grantor perform all covenants, terms and conditions herein contained in a timely manner, then this conveyance shall be released, terminated and reconveyed to the persons entitled thereto of record at the request and the expense of Grantor.

      Grantor hereby further covenants and agrees as follows:

                                    ARTICLE I

1.01 Payment of Indebtedness. Grantor will pay the Note according to the tenor thereof and all other sums now or hereafter secured hereby promptly as the same shall become due.

1.02 Taxes, Liens and Other Charges.

      (a) In the event of the passage of any state, federal, municipal or other governmental law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of the Indebtedness or this Deed or the manner of collecting taxes with respect thereto so as to adversely affect the Beneficiary (exclusive of any tax on Beneficiary's income), Grantor will promptly pay any such tax. If Grantor fails to make such prompt payment or if, in the reasonable opinion of the Beneficiary, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Grantor from making such payment or would penalize the Beneficiary if Grantor makes such payment or if, in the reasonable opinion of the Beneficiary, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the principal sum secured by this Deed and all interest accrued thereon shall, at the option of the Beneficiary, become immediately due and payable.

      (b) Grantor will pay (to the extent same are not paid from the escrowed funds provided for in Paragraph 1.04), before the same become delinquent, all taxes, liens, assessments and charges of every character including all utility charges, now or hereafter levied or assessed upon the Premises; and upon demand will furnish the Beneficiary receipted bills evidencing such payment.

      (c) Grantor will not suffer or permit any mechanic's, materialman's, laborer's, statutory or other lien to remain outstanding upon all or any part of the Premises.

      (d) Grantor, at its expense, may contest, after prior written notice to Beneficiary, by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any taxes, liens, assessments or charges levied or assessed upon the Premises or any mechanic's, materialman's, laborer's, statutory or other lien filed against the Premises, so long as such proceedings operate to prevent the collection or other realization thereon, the sale or forfeiture of the Premises or any part thereof to satisfy the same or the impairment of Beneficiary's lien; provided that (i) during such contest the Grantor shall, at the option of the Beneficiary, provide Beneficiary with security satisfactory to the Beneficiary, assuring the payment of any additional interest, charge, penalty or expense arising from or incurred as a result of such contest, and (ii) if at any time payment of any obligation imposed upon the Grantor under this Paragraph 1.02 shall become necessary to prevent the sale or forfeiture of the Premises or any part thereof to satisfy the same, then Grantor shall pay the same in sufficient time to prevent sale or forfeiture.

1.03  Insurance.

      (a) Grantor shall deliver to and maintain for the benefit of the Beneficiary during the term of this Deed, original paid up insurance policies (or certified copies thereof) of acceptable insurance companies, in amounts, in form and in substance, and with expiration dates all reasonably acceptable to the Beneficiary and containing a waiver of subrogation rights by the insuring company, non-contributory standard mortgage benefit clause, or their equivalents, and a mortgage loss payable endorsement in favor of and satisfactory to the Beneficiary and breach of warranty coverage, providing the following types of insurance on the Premises:

            (i) unless waived in writing by Beneficiary, insurance against loss or damage by hazards as are customarily insured against with respect to unimproved land (or, if the Land is subsequently improved, then as are customarily insured against with respect to improved land) as are presently included in so-called "all risk extended coverage" and against other such insurable hazards as, under good insurance practices, from time to time are insured against for properties of similar character and location. The amount of the foregoing insurance shall not be less than the greater of (a) the full replacement value of the Premises including any or all improvements and personal property now or hereafter thereon, or (b) the aggregate of the face amount of the Indebtedness plus any other debt encumbering the Premises, provided, however, that nothing herein shall be deemed to require insurance in excess of amounts available from one or more insurance companies acceptable to Beneficiary pursuant to Section 1.03(a); and said policies of insurance shall provide for a deductible acceptable to the Beneficiary, provide for breach of warranty coverage, replacement cost endorsements satisfactory to the Beneficiary, and shall not permit co-insurance;

            (ii) such other insurance on the Premises or any replacements or substitutions therefor, including public/general liability and, if the Land is subsequently improved, property damage insurance in an amount reasonably satisfactory to the Beneficiary, and flood insurance (if the Premises are or become located in an area which is considered a flood risk by the U.S. Department of Housing and Urban Development), and in such amounts as may from time to time be reasonably required by the Beneficiary against other insurable casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the height and type of the improvements, their construction, location, use and occupancy, or any replacements or substitutions therefor.

      (b) The Beneficiary is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Paragraph 1.03, and to collect and receive the proceeds from any such policies. Each insurance company is hereby authorized and directed to make payment for all such losses directly to the Beneficiary, instead of to Grantor and the Beneficiary jointly. In the event any insurance company fails to disburse directly and solely to the Beneficiary but disburses instead either solely to Grantor or to Grantor and the Beneficiary jointly, Grantor agrees immediately to endorse and transfer such proceeds to the Beneficiary. Upon the failure of Grantor to endorse and transfer such proceeds as aforesaid, the Beneficiary may execute such endorsements or transfers for and in the name of Grantor and Grantor hereby unconditionally and irrevocably appoints the Beneficiary as Grantor's agent and attorney-in-fact, coupled with an interest to endorse and transfer such proceeds to Beneficiary. After deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Beneficiary may apply the net proceeds or any part thereof, at its option (i) to the payment of the Indebtedness, whether or not due and in whatever order the Beneficiary elects,
            (ii) to the repair and/or restoration of the Premises or (iii) for any other purposes or objects for which the Beneficiary is entitled to advance funds under this Deed; all without affecting the lien of this Deed. The Beneficiary shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

      (c) All insurance policies required pursuant to this Deed shall provide that the coverage afforded thereby shall not expire or be amended, canceled or otherwise terminated without at least thirty (30) days prior written notice to the Beneficiary. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Paragraph 1.03, a renewal or replacement thereof satisfactory to the Beneficiary shall be delivered to the Beneficiary. Grantor shall deliver to the Beneficiary receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute an assignment of all unearned premiums as further security hereunder. In the event of the foreclosure of this Deed or any other transfer of title to the Premises in full or partial extinguishment of the Indebtedness, all right, title and interest of Grantor in and to all insurance policies then in force, to the extent applicable to the Premises, shall pass to the purchaser or grantee.

1.04 Monthly Deposits. From and after the occurrence of one or more Events of Default under this Deed (subject to all applicable cure or grace periods), and upon the written request of Beneficiary to Grantor, Grantor will deposit with the Beneficiary, on the due date of each monthly installment under the Note, a sum which, in the estimation of the Beneficiary, shall be equal to one-twelfth (1/12) of the annual taxes, assessments and insurance premiums on or with respect to the Premises. Said deposits shall be held by the Beneficiary, free of interest, and free of any liens or claims on the part of creditors of Grantor and as part of the security of the Beneficiary, and to be used by the Beneficiary to pay current taxes, assessments and insurance premiums on the Premises as the same are due. Said deposits shall not be trust funds but may be commingled with the general funds of the Beneficiary. If said deposits are insufficient to pay the taxes, assessments and insurance premiums in full as the same become due, Grantor will deposit with the Beneficiary such additional sum or sums as may be required in order for the Beneficiary to pay such taxes, assessments and insurance premiums in full, in accordance with all applicable law. Upon the occurrence of any default or Event of Default at any time when the Beneficiary is in possession of such deposits, the Beneficiary may, at its option, apply any of said deposits to the payment of the Indebtedness in such manner as it may elect.

1.05 Condemnation. If all or any portion of the Premises shall be damaged or taken through condemnation (which term when used in this Deed shall include any damage or taking by any governmental authority and any transfer by private sale in lieu thereof), either temporarily or permanently, then the entire Indebtedness shall, at the option of the Beneficiary, become immediately due and payable. The Beneficiary shall be entitled to receive all compensation, awards and other payments or relief thereof, provided, however, that Grantor may participate in any such condemnation proceedings to the extent of its interest in the Premises and retain any such payments only to the extent of its interest in the Premises remaining after the Beneficiary has received full compensation for its interest in the Premises. The Beneficiary is hereby authorized, at its option, to commence, appear in and prosecute, in its own or, subject to the foregoing sentence, in Grantor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Grantor to the Beneficiary. After deducting from said condemnation proceeds all of its expenses incurred in the collection and administration of such sums, including attorneys' fees, the Beneficiary may apply the net proceeds or any part thereof, at its option:

      (a) to the payment of the Indebtedness, whether or not due and in whatever order the Beneficiary elects,

      (b)   to the repair and/or restoration of the Premises, or

      (c) for any other purposes for which the Beneficiary is entitled to advance funds under this Deed, all without affecting the lien or priority of this Deed, and any balance of such moneys then remaining shall be paid to Grantor. Grantor agrees to execute such further assignment of any such compensation, awards, damages, claims, rights of action and proceeds as the Beneficiary may require.

1.06  Care of Premises.

      (a) Grantor will keep the buildings, parking areas, roads and walkways, recreational facilities, landscaping and all other improvements of any kind now or hereafter erected on the Land or any part thereof, and the fixtures, furnishings and equipment therein and thereon, in good condition and repair, will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Premises or any part thereof.

      (b) Grantor will not remove or demolish or alter the structural character of any improvement located on the Land without the written consent of the Beneficiary.

      (c) If the Premises or any part thereof is damaged by fire or any other cause, Grantor will give immediate written notice thereof to the Beneficiary.

      (d) The Beneficiary, Trustee or their respective representatives are hereby authorized to enter upon and inspect the Premises at any time during normal business hours or, upon an occurrence of an Event of Default, at any time.

      (e) Subject to Grantor's right of contest set forth in Section D.5 of the Loan Agreement, Grantor will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Premises or any part thereof. Grantor will deliver to the Beneficiary within ten (10) days after Grantor's receipt thereof copies of any additional governmental permits or approvals or disapprovals or notices that relate to any matter that would materially adversely affect the Premises issued with regard to the Premises or any portion thereof.

      (f) If all or any part of the Premises shall be damaged by fire or other casualty, Grantor will promptly restore the Premises to the equivalent of its original condition; and if a part of the Premises shall be damaged through condemnation, Grantor will promptly restore, repair or alter the remaining portions of the Premises in a manner satisfactory to the Beneficiary. Notwithstanding the foregoing, Grantor shall not be obligated to so restore unless in each instance, the Beneficiary agrees to make available to Grantor (pursuant to a procedure satisfactory to the Beneficiary) any net insurance or condemnation proceeds actually received by the
            Beneficiary hereunder in connection with such casualty loss or condemnation, to the extent such proceeds are required to defray the expense of such restoration; provided, however, that the unavailability or insufficiency of any such insurance or condemnation proceeds to defray the entire expense of restoration shall in no way relieve Grantor of its obligation to restore. In the event all or any portion of the Premises shall be damaged or destroyed by fire or other casualty or by condemnation, Grantor shall promptly deposit with the Beneficiary a sum equal to the amount by which an architect's estimate (acceptable to Beneficiary) of cost of the restoration of the Premises exceeds the actual net insurance or condemnation proceeds received by the Beneficiary in connection with such damage or destruction.

1.07 Leases and Other Agreements Affecting Property. Grantor will duly and punctually perform all terms, covenants, conditions and agreements binding upon it under any lease, sublease, rental agreement, occupancy agreement or any other agreement of any nature whatsoever which involves or affects the Premises or any part thereof if such failure to perform would have a materially adverse effect on the Premises or Grantor's ability to repay or perform the Indebtedness. Grantor will furnish the Beneficiary with executed copies of all leases, subleases, rental agreements or occupancy agreements now or hereafter created upon the Premises or any part thereof. Grantor will not, without the express written consent of the Beneficiary, enter into any lease, sublease or occupancy agreements with respect to the Premises or any portion thereof; provided, however, that the Beneficiary's prior written consent shall not be required with respect to the entering into, modification or termination of any occupancy agreement for any of the Premises consisting of a portion of any legally subdivided parcel and having a term of less than sixty (60) days. Grantor will not, without the express written consent of the Beneficiary, terminate or modify either orally or in writing, any lease, sublease, rental agreement or occupancy agreement now existing or hereafter created upon the Premises or any part thereof, nor will Grantor permit any assignment or a subletting by any Tenant without the prior express written consent of the Beneficiary. Grantor will not accept payment of rent more than one (1) month in advance without the prior express written consent of the Beneficiary. In order to further secure payment of the Note and the observance, performance and discharge of Grantor's obligations, Grantor hereby assigns, transfers and sets over unto the Beneficiary, and grants the Beneficiary a security interest in, all of Grantor's right, title and interest in, to and under all leases, subleases, rental agreements, occupancy agreements, licenses, concessions, entry fees, other agreements which grant a possessory interest and other contracts now or hereafter affecting the Premises or any part thereof and in and to all of the rents, issues, profits, revenues, proceeds, awards and other benefits now or hereafter arising from the use and enjoyment of the Premises or any part thereof; provided, however, that Beneficiary hereby licenses back to Grantor the right to collect the same unless and until an Event of Default has occurred hereunder.

1.08 Security Agreement and Fixture Filing. Insofar as (i) any of the property listed in paragraphs (b) through (e) on pages 1 and 2 hereof and, (ii) all other personal property in any way connected with the use or enjoyment of the Premises (hereinafter all collateral defined in Sections (i) and (ii) hereof shall be collectively referred to as "Collateral") this Deed, in compliance with the provisions of the Uniform Commercial Code as enacted in the State of Nevada as it may be amended from time to time (the "UCC"), is hereby made and declared to be: (x) a security agreement, encumbering the Collateral and (y) a fixture filing. Grantor does hereby grant to the Beneficiary a continuing lien and security interest in and to all of said Collateral and all replacements, substitutions, additions and proceeds thereof and all after-acquired property relating thereto. A financing statement or statements reciting this Deed to be a security agreement, affecting all of said

Collateral aforementioned, shall be executed by Grantor and the Beneficiary and appropriately filed. Grantor covenants and agrees that, prior to changing its name, identity or structure, it will so notify the Beneficiary and will promptly execute any financing statements or other instruments deemed necessary by the Beneficiary to prevent any filed financing statement from becoming seriously misleading or losing its perfected status. The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in the UCC, all at the Beneficiary's sole election. Grantor and the Beneficiary agree that the filing of such financing statement(s) in the records normally having to do with personal property shall never be construed in anywise derogating from or impairing this declaration and hereby stated intention of Grantor and the Beneficiary that everything used in connection with the production of income from the Premises, adapted for use therein, and/or which is described in this Deed, is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain items capable of being thus identified in a recital contained herein, or
(c) any such item is referred to or reflected in any such financing statement(s) so filed at any time. Similarly, the mention in any such financing statement(s) of the rights in and to (aa) the proceeds of any insurance policy relating to the Premises, or (bb) any award in eminent domain proceedings for a taking or for loss of value, or (cc) Grantor's interest as lessor in any present or future lease, sublease, or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease, sublease, or otherwise, shall never be construed as in anywise altering any of the rights of the Beneficiary as determined by this instrument or impugning the priority of the Beneficiary's lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of the Beneficiary in the event any court shall at any time hold with respect to the foregoing
(aa), (bb) or (cc), that notice of the Beneficiary's priority of interest to be effective against a particular class of persons, must be filed in the UCC records. The information contained herein is provided in order that this Deed shall comply with the requirements of the UCC for instruments to be filed as financing statements. The "Debtor" is the Grantor hereunder; the "Secured Party" is the Beneficiary herein, the principal place of business of the "Debtor" is as set forth on Page 1 of this Deed, the mailing addresses of the "Debtor and "Secured Party" are as set forth on Page 1 of this Deed, and the types or items of collateral are as described hereinabove.

1.09 Further Assurances; After Acquired Property. At any time, and from time to time, upon request by the Beneficiary, Grantor will make, execute and deliver or cause to be made, executed and delivered, to the Beneficiary and, where appropriate, cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Beneficiary, any and all such other and further deeds to secure debt, security agreements, financing statements, continuation statements, instruments of further assurance, certificates and other documents as may, in the reasonable opinion of the Beneficiary, be necessary or desirable in order to effectuate, complete, or perfect, or to continue and preserve (a) the obligation of Grantor under the Note and under this Deed, and (b) the lien of this Deed as a lien upon and security title in and to all of the Premises, whether now owned or hereafter acquired by Grantor. Upon any failure by Grantor so to do, the Beneficiary may make, execute, record, file, re-record and/or refile any and all such deeds to secure debt, deeds of trust, security agreements, financing statements, continuation statements, instruments, certificates, and documents for and in the name of Grantor and Grantor hereby irrevocably appoints the Beneficiary the agent and attorney-in-fact of Grantor so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Premises or any part thereof.

1.10  Expenses.

      (a) If any action or proceeding is commenced regarding the Premises or the Loan and to which action or proceeding the Beneficiary or the Trustee is made a party or in which it becomes necessary to defend or uphold the lien of this Deed, the Grantor shall, on demand, reimburse the Beneficiary and the Trustee for all expenses (including, without limitation, reasonable attorneys' fees and appellate attorneys' fees) incurred by the Beneficiary and/or the Trustee in any such action or proceeding. In any action or proceeding to foreclose this Deed or to recover or collect all or any portion of the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall remain unaffected by this covenant.

      (b) Subject to the contest rights of Grantor set forth in Section D.5 of the Loan Agreement, the Grantor shall pay when due all payments and charges on all liens, encumbrances, ground and other leases, and security interests which may be or become superior or inferior to the lien of this Deed, and, if Grantor shall not make such payments within five (5) days following receipt of written notice of Grantor's failure to pay from Beneficiary (unless circumstances require that the Beneficiary make any such payment(s) immediately in order to protect its secured interest and/or lien in any of the Premises), the Beneficiary shall have the right, but shall not be obligated, to pay such payments and charges and the Grantor shall, on demand, reimburse the Beneficiary for amounts so paid. In addition, upon default of the Grantor in the performance of any other terms, covenants, conditions or obligations by it to be performed under any such prior or subordinate lien, encumbrance, lease or security interest, the Beneficiary shall have the right, but shall not be obligated, to cure such default in the name and on behalf of the Grantor. All sums advanced and reasonable expenses incurred at any time by the Beneficiary pursuant to this Paragraph
            1.10 or as otherwise provided under the terms and provisions of this Deed or under applicable law shall bear interest from the date that such sum is advanced or expense incurred, to and including the date of reimbursement, computed at an interest rate equal to the lesser of the Default Rate under the Note, or the highest lawful contract rate.

      (c) The Grantor agrees to bear and pay all expenses (including reasonable attorneys' fees and appellate attorneys' fees actually incurred) of or incidental to the enforcement of any provision hereof, or the enforcement, compromise or settlement of this Deed or the Indebtedness, and for the curing thereof, or for defending or asserting the rights and claims of the Beneficiary in respect thereof, by litigation or otherwise. All rights and remedies of the Beneficiary shall be cumulative and may be exercised singly or concurrently. Notwithstanding anything herein contained to the contrary, the Grantor, being an experienced developer and participant in sophisticated real estate ventures, and having consulted with counsel of its choosing: (a) hereby waives trial by jury in any action brought by Beneficiary to enforce any provisions of this Deed; (b) will not (i) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Deed, nor (ii) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision herein, or pursuant to the decree, judgment or order of any court of competent jurisdiction, nor (iii) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (c) hereby expressly waives all benefit or advantage of any such law or laws referred to in subparagraph (b) above; and (d) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Grantor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises marshaled upon any foreclosure hereof.

1.11 Estoppel Affidavits. Grantor, upon fifteen (15) days prior written notice, shall furnish to the Beneficiary a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Indebtedness and whether or not any offsets or defenses are claimed to exist against such principal and interest, and such other information as may be reasonably requested by the Beneficiary.

1.12 Subrogation. The Beneficiary shall be subrogated to the claims and liens of all parties whose claims or liens are discharged or paid with the proceeds of the Indebtedness.

1.13 Books, Records, Accounts and Annual Reports. Grantor covenants and agrees to deliver to Beneficiary such books, records, accounts and annual reports in the form, at the times and containing such information as may be required to be delivered by Grantor or SSI to Beneficiary pursuant to the terms and provisions of any Related Loan Documents.

1.14 Limit of Validity. All agreements between the Grantor and the Beneficiary are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds of the Note, acceleration of maturity of the unpaid principal balance of the Note or otherwise, shall the amount paid or agreed to be paid to the Beneficiary for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Security Documents shall involve transcending the limit of validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and, if from any circumstance the

Beneficiary shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Note and not to the payment of interest. This provision shall control every other provision of all agreements between the Grantor and the Beneficiary.

1.15 No Further Encumbrances. Grantor shall not, directly or indirectly (including, without limitation, by equipment leasing or similar arrangements, or by pledging or hypothecation of partnership interests in Grantor), further encumber the Premises, or any part thereof, it being understood by Grantor that the Premises, and all parts thereof, shall remain free and clear of any and all debt instruments or other obligations for repayment of money except those given in connection with the loan evidenced by the Note.

1.16 Restrictions on Transfers. Grantor shall comply with the following restrictions on transfers, provided, however, that nothing in Paragraph 1.15 hereof or this Paragraph 1.16 shall be deemed to apply to, restrict or otherwise limit to any degree any sale, transfer, encumbrance, hypothecation or other assignment or transfer of any of the publicly traded stock of Mego Financial
Corp.:

      (a) Grantor shall not, without first obtaining the prior written consent of the Beneficiary (which consent may be given or withheld by the Beneficiary in the Beneficiary's sole discretion), whether voluntarily or involuntarily by operation of law or otherwise (i) transfer, sell, convey or assign all or any portion of the Premises, or contract to do any of the foregoing, including, without limitation, options to purchase and installment sales contracts, land contracts, real estate contracts or contracts for deed, (ii) lease all or any portion of the Premises or change the legal possession or use thereof, except as otherwise permitted pursuant to Paragraph 1.07 hereof, or (iii) except as provided in this Paragraph, permit the dilution, transfer, pledge, hypothecation or encumbrance of any partnership interest of Grantor, or of any stock, partnership or beneficial interests in any partner of Grantor which is a corporation, partnership or a trust (exclusive of Grantor limited partner transfers). Without limiting the generality of the preceding sentence, the prior written consent of the Beneficiary shall be required for (i) any transfer made to a subsidiary or affiliate entity of Grantor, (ii) any transfer made to a reconstituted general or limited partnership, (iii) transfers by any partnership to its individual partners or vice versa, (iv) any transfer by any corporation to its stockholders or vice versa, and
            (v) any corporate merger or consolidation. In the event that the Beneficiary, in the Beneficiary's sole discretion, is willing to consent to a transfer which would otherwise be prohibited by this Paragraph 1.16(a), the Beneficiary may condition its consent on such terms as it desires, including, without limitation, an increase in the interest rate of the Note (and recalculation of the amortization provisions thereof), and the requirement that Grantor pay a transfer fee, together with any expenses incurred by the Beneficiary in connection with the granting of such consent (including, without limitation, attorneys' fees).

      (b) Notwithstanding anything contained in this Paragraph 1.16 to the contrary, in the event that Grantor requests, prior to the maturity or other repayment in full of the Indebtedness, that Beneficiary consent to the transfer of and the release of the lien of this

            Deed on any one or more of the five (5) parcels of Land, then, in addition to the conditions that Beneficiary must grant its prior written consent to such transfer and that no Event of Default or circumstance that with the passage of time or giving of notice or both would constitute an Event of Default shall then exist and be continuing, Grantor shall also satisfy the following conditions to any such release:

            (i) Grantor shall pay to Beneficiary a release payment equal to at least the greater of (x) fifty percent (50%) of the total stated purchase price for the applicable parcel of Land (including any deferred, contingent or earn-out portions thereof or any additional consideration to be paid by the purchaser or transferee subsequent to the closing of the acquisition of the applicable parcel of Land); or (y) fifty percent (50%) of the following appraised values of such parcels of Land:

                        Parcel 1 on Exhibit "A":     $  780,000.00
                        Parcel 2 on Exhibit "A":        785,000.00
                        Parcel 3 on Exhibit "A":      3,760,000.00
                        Parcel 4 on Exhibit "A":      3,050,000.00
                        Parcel 5 on Exhibit "A":      3,925,000.00

                  Notwithstanding the foregoing, if an Event of Default or circumstance that with the passage of time or giving of notice or both would constitute an Event of Default shall then exist and be continuing, Beneficiary may in its sole discretion require that any such release payment be increased. No additional release payment shall be payable upon the repayment and satisfaction in full of the Indebtedness.

            (ii) The Maximum LTV Ratio (as defined in Section A.2(g) of the Loan Agreement) shall not, after any such transfer and release payment to Beneficiary, exceed 50%.

      (c) If Grantor violates the terms of Paragraph 1.16 hereof, in addition to any other rights or remedies which Grantor may have herein, in any other Security Document, or at law or in equity, Beneficiary may increase the interest rate charged on the Indebtedness up to the Default Rate, such interest being due on demand and being secured by this Deed.

1.17 Representations and Warranties. As a special inducement to the Beneficiary to make the loan evidenced by the Note, and with knowledge that the Beneficiary will rely thereon, Grantor represents and warrants to the Beneficiary as follows:

      (a) There exist no leases or subleases, occupancy agreements or similar arrangements affecting all or any portion of the Premises other than those identified on Exhibit "C" attached hereto and by this reference made a part hereof;

      (b) There are no license, franchise, commission, management, service, maintenance, or other contracts or agreements in existence affecting in any way the operation, maintenance or conduct of business at the Premises other than those identified on Exhibit "C".

      (c) There are no equipment leases, rental agreements or similar arrangements affecting in any way the operating, maintenance or conduct of business at the Premises other than those identified on Exhibit "C".

      (d) All licenses, permits and other approvals necessary or appropriate for conduct of the business carried out at the Premises have been obtained by Grantor and same are current and in full force and effect.

      (e) All sales and payroll tax obligations of Grantor which are due and payable have been satisfied.

      (f) There are no UCC Financing Statements which affect or encumber any portion of the Premises or any other security for the Indebtedness other than those in favor of Beneficiary or its affiliates.

1.18. Environmental Matters. Grantor warrants that (a) to the best of Grantor's knowledge, the Premises do not contain any Hazardous Material the presence of which would violate any Environmental Law, as hereinafter defined, (b) Grantor has not received any notice from any governmental agency, entity or other person with regard to Hazardous Materials on or affecting the Premises, and (c) to the best of Grantor's knowledge, neither Borrower nor the Premises, or any portion thereof are in violation of any applicable Environmental Laws, as hereinafter defined, relating to or affecting the Premises or Grantor. Grantor hereby indemnifies and agrees to defend and hold the Beneficiary harmless from and against any and all liens, damages, losses, liabilities, obligations, fines, penalties, claims, litigation, demands, judgments, suits, proceedings, costs, disbursements, response costs, or expenses of any kind or nature whatsoever (including, without limitation, attorneys', consultants' and experts' fees and expenses) (except to the extent that any of the foregoing are caused by any gross negligence or wilful misconduct of Beneficiary) which may at any time (whether prior to or after foreclosure of this Deed and whether prior to or after payment of the Note) be imposed upon, incurred by or asserted or awarded against Grantor, the Beneficiary or the Premises and arising directly or indirectly from or out of (i) the presence of any Hazardous Materials at any time on, in, under or affecting all or any portion of the Premises, regardless of whether or not caused by or within the control of Grantor, (ii) the violation or alleged violation of any Environmental Law with respect to the Premises or any portion thereof, and (iii) any attempts by the Beneficiary to enforce the foregoing rights. The foregoing rights shall include, without limitation, the cost of removal of any and all Hazardous Materials from all or any portion of the Premises or any surrounding areas, additional costs required to take necessary precautions to protect against the discharge, spillage, emission, leakage, seepage or release of Hazardous Materials on, in, under or affecting the Premises or into the air, water, or soil, and costs incurred to comply with Environmental Laws in connection with all or any portion of the Premises or any surrounding areas. For purposes of this Deed, "Hazardous Material" or "Hazardous Materials" means and includes petroleum products, flammable explosives, radioactive materials, asbestos or any material containing asbestos, polychlorinated biphenyls, and/or any hazardous, toxic or dangerous waste, substance, element, compound, mixture, solution, pollutant or material now or hereafter defined as such, or as a hazardous substance, or any similar term, by or in any Environmental Law. For purposes of this Deed, "Environmental Law" or "Environmental Laws" shall mean any law commonly referred to or generally known as "Superfund" or "Superlien" law, or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree, regulating, relating to or imposing liability or standards of conduct concerning, any hazardous materials as may now or at any time hereafter be in effect, including without limitation, the following as the same may be amended or replaced from time to time, and all regulations promulgated thereunder or in connection therewith: the Superfund Amendments and Reauthorization Act of 1986; the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Clean Air Act; the Clean Water Act; the Toxic Substances Control Act; the Resource Conservation and Recovery Act as amended by the Solid Waste Disposal Act; the Safe Drinking Water Act; the Emergency Planning and Community Right to Know Act of 1986; the Hazardous Materials Transportation Act; and the Endangered Species Act.

1.19 Use of Premises. Grantor represents and warrants that as of the date of this Deed, the Premises are vacant (except for any occupancy agreement permitted pursuant to Paragraph 1.07 hereof), and consist of undeveloped land. Grantor covenants that Grantor will not allow any other uses on the Premises unless Beneficiary has given its prior written consent thereto.

                                   ARTICLE II

2.01 Events of Default. The terms "Event of Default" or "Events of Default", wherever used in this Deed, shall mean any one or more of the following events:

      (a) Failure by Grantor to pay any sum within five (5) days after its due date and, upon the first occurrence only of any such failure to pay, written notice from Beneficiary that payment is due under the Note, this Deed, or any payment of tax or insurance premium when due; or

      (b) Failure by Grantor to duly observe, comply with or perform within twenty (20) days after written notice of such failure is given to Grantor, any other term, covenant, condition or agreement of this Deed not requiring the payment of money by Grantor except Paragraphs
            1.15 and 1.16; or

      (c) The occurrence of a default or event of default under or failure by Grantor or any Guarantor to perform any of its or their obligations under any of the Security Documents, which is not cured within any applicable cure period; or

      (d) Any warranty or representation of Grantor contained in this Deed or in any other instrument, document, transfer, conveyance, assignment, loan agreement or financial statement given by Grantor with respect to the Indebtedness secured hereby, is incomplete, untrue or misleading in any material respect; or

      (e) The filing by Grantor, its general partners (if any) or any Guarantor of a voluntary petition in bankruptcy or adjudication of Grantor or any Guarantor as a bankrupt or insolvent, or the filing by Grantor or any Guarantor of any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or the seeking or consenting to or acquiescing in the appointment of any trustee, receiver or liquidator of Grantor or any Guarantor or of all or any substantial part of the Premises or of any or all of the rents, issues, profits or revenues thereof, or the making by Grantor or any Guarantor of any general assignment for the benefit of creditors, or the admission in writing by Grantor or any Guarantor of its inability to pay its debts generally as they become due; or

      (f) The entry by a court of competent jurisdiction of an order, judgment or decree approving a petition, filed against Grantor or any Guarantor, seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, which order, judgment or decree remains unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive) from the date of entry thereof, or the appointment of any trustee, receiver or liquidator of Grantor, or any Guarantor, or of all or any substantial part of the Premises or of any or all of the rents, issues, profits or revenues thereof without the consent or acquiescence of Grantor, which appointment shall remain unvacated and unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

      (g)   Failure by Grantor to comply  with the terms of  Paragraphs  1.15 or
            1.16 hereof; or

      (h)   The termination, liquidation or dissolution of Grantor; or

      (i) Failure to maintain or cause any occupant of any portion of the Premises to maintain, any license, permit, or contract necessary or appropriate for conduct of any business now or hereafter being operated at the Premises which would have a material adverse effect on the Premises or any business conducted thereon by Grantor; or

      (j) Any default or event of default occurs under any Related Loan Documents or otherwise with respect to the Related Indebtedness, and the same is continuing after lapse of any applicable grace or cure period; or

      (k) Any default continuing after the expiration of any applicable cure or grace period under any other note or mortgage, evidencing or securing indebtedness of an entity affiliated with Grantor in favor of the Beneficiary or its affiliates.

2.02 Acceleration of Maturity. If any Event of Default shall have occurred (subject to any applicable grace or cure period), then the entire Indebtedness shall, at the option of the Beneficiary, immediately become due and payable without notice or demand, time being of the essence of this Deed; and no omission on the part of the Beneficiary to exercise such option when entitled to do so shall be construed as a waiver of such right.

2.03  Beneficiary's  Right  to Enter  and Take  Possession,  Operate  and  Apply
Revenues.

      (a) If any Event of Default shall have occurred (subject to any applicable grace or cure period), Grantor upon demand of the Beneficiary, shall forthwith surrender to the Beneficiary the actual possession of the Premises, and if, and to the extent, permitted by law, the Beneficiary itself, or by such officers or agents as it may appoint, may enter and take possession of all the Premises without the appointment of a receiver, or an application therefor, and may exclude Grantor and its agents and employees wholly therefrom, and may have joint access with Grantor to the books, papers and accounts of Grantor regarding the Premises.

      (b) If Grantor shall for any reason fail to surrender or deliver the Premises or any part thereof after such demand by the Beneficiary, the Beneficiary may obtain a judgment or decree conferring upon the Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Premises to the Beneficiary, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to the Beneficiary, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to the Beneficiary, its attorneys and agents; and all such expenses and compensation shall, until paid, be secured by the lien of this Deed.

      (c) Upon every such entering upon or taking of possession, the Beneficiary may hold, store, use, operate, manage and control the Premises and conduct the business thereof, and, from time to time
            (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (ii) insure or keep the Premises insured; (iii) manage and operate the Premises and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same; and (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Beneficiary, all as the Beneficiary from time to time may determine to be in its best interest. In such event, the Beneficiary may collect and receive all the rents, issues, profits and revenues from the Premises, including those past due as well as those accruing thereafter, and shall have the benefit of all operating expenses and deposits prepaid by Grantor, and, after deducting (aa) all out-of-pocket and administrative expenses of taking, holding, managing and operating the Premises (including compensation for the services of all persons employed for such purposes); (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, improvements, purchases and acquisitions;
            (cc) the cost of such insurance; (dd) such taxes, assessments and other similar charges as the Beneficiary may at its option pay; (ee) other proper charges upon the Premises or any part thereof; and (ff) the reasonable compensation, expenses and disbursements of the attorneys and agents of the Beneficiary, and (gg) the payment of deposits required in Paragraph 1.04, the Beneficiary shall apply the remainder of the moneys so received by the Beneficiary as set forth in the Note.

      (d) Whenever all Events of Default have been cured pursuant to the terms and conditions of any applicable Loan Document, and if the Beneficiary in the Beneficiary's sole discretion shall have accepted such cure, the Beneficiary shall surrender possession of the Premises to Grantor, its successors or assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

2.04 Performance by the Beneficiary of Defaults by Grantor. If Grantor shall default in the payment, performance or observance of any term, covenant or condition of this Deed, the Beneficiary may, at its option, without waiving the right to accelerate the maturity of the Indebtedness, pay, perform or observe the same if Grantor shall not make such payment or perform or observe any such term, covenant or condition within five (5) days following receipt of written notice of Grantor's failure to pay, perform or observe from Beneficiary (unless circumstances require that the Beneficiary make any such payment or perform or observe any such term, covenant or condition immediately in order to protect its secured interest and/or lien in any of the Premises). The Beneficiary shall determine in its reasonable discretion the necessity for any such actions and of the amounts to be paid. The Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Grantor or any person in possession holding under Grantor.

2.05 Receiver. If an Event of Default shall have occurred, the Beneficiary, upon application to a court of competent jurisdiction, shall be entitled without notice and without regard to the occupancy or value of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Premises and to collect, apply and use the rents, issues, profits and revenues thereof, including those past due as well as those accruing thereafter, and said receiver shall have the benefit of all operating expenses and deposits prepaid by Grantor it being acknowledged by Grantor that if an Event of Default shall have occurred, that Beneficiary shall have the right to the Premises and that the Premises and the rents and profits therefrom in such event will be in danger of being lost, or materially injured or impaired. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Land is situated. Grantor will pay to the Beneficiary upon demand all reasonable expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions of this Paragraph 2.05; and all such expenses shall be secured by this Deed.

2.06 Enforcement.

      (a) Upon the occurrence of an Event of Default, the Beneficiary may take such action in accordance with all applicable law, without notice or demand, as it deems advisable to protect and enforce its rights against the Grantor and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Beneficiary may determine, in its sole discretion, and to the fullest extent permitted by applicable law, without impairing or otherwise affecting the other rights and remedies of the Beneficiary: (1) exercise the rights granted in Paragraphs 2.02 through 2.05 hereof,
            (2) exercise the power of sale and/or institute proceedings for the complete judicial foreclosure of this Deed; (3) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Deed for the portion of the Indebtedness then due and payable, subject to the continuing lien of this Deed for the balance of the Indebtedness not then due; (4) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein or in the Note to the extent permitted by applicable law; or (5) pursue such other remedies as Beneficiary may have under applicable law.

      (b) Upon the occurrence of an Event of Default and the election of the Beneficiary to effect a trustee's sale of the Premises in lieu of judicial foreclosure, then the Beneficiary may instruct the Trustee to commence such sale and consummate such sale in the following manner:

                  The Trustee shall sell the Premises at public auction for cash, after having first given such notice of hearing as to the commencement of foreclosure proceedings and obtaining such findings or leave of court as may be then required by law in giving such notice and advertising the time and place of such sale in such manner as may be provided by law, and upon such and any resales and upon compliance with the law then relating to foreclosure proceedings, to convey title to purchaser as hereinafter set forth.

                  The Trustee shall deliver to the purchaser at any such Trustee's sale its deed, without warranty, which shall convey to the purchaser the interest in the Premises which the Grantor has or has the power to convey at the time of the execution of this Deed, and such as it may have acquired hereafter. The Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of law and of this Deed, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrances.

      (c) The proceeds of any sale made under this Article II, together with any other sums which then may be held by the Beneficiary under this Deed, whether under the provisions of this Article II or other otherwise, shall be applied as follows, subject to the requirements of all applicable law:

            First: To the payment of the cost and expenses of any such sale, including reasonable compensation to the Beneficiary, its agents and counsel, of the cost and expenses of any judicial proceedings wherein the same may be made, of any reasonable trustee's commission, and a reasonable auctioneer's fee if such expense has been incurred.

            Second: To payment of taxes due and unpaid on the property sold, unless the notice of sale provided that the property be sold subject to taxes thereon and the property was so sold.

            Third: To payment of all reasonable expenses, liabilities and advances made or incurred by the Beneficiary under this Deed, together with interest as provided herein on all advances made by the Beneficiary.

            Fourth: To the payment of the whole amount then due, owing or unpaid under the Indebtedness.

            Fifth: To the payment of the surplus, if any, to whomever may be lawfully entitled to receive the same.

            The Beneficiary and any receiver of the Premises, or any part thereof, shall be liable to account for only those rents, issues, profits and proceeds actually received by it.

      (d) In case of a sale under this Deed, the Premises, real, personal and mixed, may be sold in one parcel or more than one parcel.

      (e) The purchaser of the Premises sold pursuant to this Deed may, during any redemption period allowed to Grantor or any other party, make such repairs or alterations on said property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring thereof. Any sums so paid together with interest thereon from the time of such expenditure at the rate of the lesser of the Default Rate under the Note or the highest lawful contract rate shall be added to and become a part of the amount required to be paid for redemption from such sale.

      (f) Upon any sale made under this Deed, the Beneficiary may bid for and acquire the Premises or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Indebtedness the net sale price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Beneficiary is authorized to deduct under this Deed.

      (g) No recovery of any judgment by the Beneficiary and no levy of an execution under any judgment upon the Premises or upon any other property of the Grantor shall affect in any manner or to any extent, the lien of this Deed upon the Premises or any part thereof, or any liens, rights, powers or remedies of the Beneficiary hereunder, but such liens, rights, powers, and remedies of the Beneficiary shall continue unimpaired as before.

      (h) In the event of any sale made under or by virtue of this Deed the entire Indebtedness secured hereby, if not previously due and payable, immediately thereupon shall, anything in the Note or in this Deed to the contrary notwithstanding, become due and payable.

2.07 Interest After Default. If any payment due hereunder is not paid when due, subject to any applicable grace or cure periods, then and in such event, the Grantor shall pay interest thereon from and after the date on which such payment first becomes due at the Default Rate provided in the Note and such interest shall be due and payable, on demand, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Deed. Nothing in this Paragraph 2.07 or in any other provision of this Deed shall constitute an extension of the time of payment of the Indebtedness.

2.08 Grantor's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceeding by the Beneficiary to obtain judgment for the Indebtedness, or any portion thereof, or of any other nature in and of the enforcement of the Note or of this Deed, the Grantor will, if required by the Beneficiary, consent to the appointment of a receiver or receivers of the Premises and of all the earnings, revenues, rents, issues, profits and income thereof.

2.09 Control By Beneficiary After Default. Notwithstanding the appointment of any receiver, liquidator or trustee of the Grantor, or of any of its property, or of the Premises or any part thereof, the Beneficiary shall be entitled to retain possession and control of all property now and hereafter covered by this Deed.

2.10 Waiver of  Appraisement,  Valuation,  Stay,  Execution and Redemption Laws.
Grantor agrees to the full extent permitted by law, that in the case of a default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Deed, or the absolute sale of the Premises, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereof, and Grantor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshaled upon any foreclosure of the lien hereof.

2.11 Remedies Cumulative. No right, power or remedy conferred upon or reserved to the Beneficiary by this Deed is intended to be exclusive of any other right, power or remedy, but each and every right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder now or hereafter existing at law or in equity or by statute to the fullest extent permitted by law.

2.12 Waiver.

      (a) No delay or omission of the Beneficiary or of any holder of the Note to exercise any right, power or remedy accruing upon any default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such default, or acquiescence therein; and every right, power and remedy given by this Deed to the Beneficiary may be exercised from time to time and as often as may be deemed expedient by the Beneficiary. No consent or waiver, express or implied, by the Beneficiary to or of any breach or default by Grantor in the performance of the obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of the same or any other obligations of Grantor hereunder. Failure on the part of the Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by the Beneficiary of its rights hereunder or impair any rights, powers or remedies arising by virtue of any breach or default by Grantor.

      (b) If the Beneficiary (i) grants forbearance or an extension of time for the payment of any sums secured hereby; (ii) takes other or additional security for the payment of any sums secured hereby;
            (iii) waives or does not exercise any right granted herein or in the Note; (iv) releases any part of the Premises from the lien of this Deed or otherwise changes any of the terms, covenants, conditions or agreements of the Note or this Deed; (v) consents to the filing of any map, plat or replat affecting the Premises; (vi) consents to the granting of any easement or other right affecting the Premises; or
            (vii) makes or consents to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Note, this Deed or any other obligation of Grantor or any subsequent purchaser of the Premises or any part thereof, or any maker, co-signer, endorser, surety or guarantor except to the extent of any such waiver, release or modification actually given; nor shall any such act or omission preclude the Beneficiary from exercising any right, power or privilege herein granted or intended to be granted in the event of any default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument or instruments executed by the Beneficiary, shall the lien of this Deed be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Premises, the Beneficiary, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Premises or the Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities or obligations.

2.13 Suits to Protect the Premises. Beneficiary shall have the power, with at least ten (10) days' prior written notice to Grantor (unless circumstances require that Beneficiary act immediately without any such notice, as determined by Beneficiary in its sole discretion):

      (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Premises by any acts which may be unlawful or any violation of this Deed,

      (b) to preserve or protect its interest in the Premises and in the rents, issues, profits and revenues arising therefrom, and

      (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Beneficiary.

2.14 Beneficiary May File Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Guarantor, Grantor, or any of them or any of their creditors or property, the Beneficiary, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of the Beneficiary allowed in such proceedings for the entire amount due and payable by Grantor under this Deed at the date of the institution of such proceedings and for any additional amount which may become due and payable by Grantor hereunder after such date.

                                   ARTICLE III

3.01 Credits Waived. Grantor will not claim nor demand nor be entitled to any credit or credits against the Indebtedness for the taxes assessed against the Premises or any part thereof, and no deductions shall otherwise be made or claimed from the taxable value of the Premises or any part thereof by reason of this Deed or the Indebtedness.

3.02 No Release. Grantor agrees that in the event the Premises are sold and the Beneficiary enters into any agreement with the then owner of the Premises extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof, Grantor shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by the Beneficiary. Nothing in this Paragraph 3.02 shall be deemed to be a waiver of Paragraph 1.16 hereof.

3.03 Successors and Assigns. The provisions and covenants of this Deed shall run with the land, shall be binding on Grantor, and shall inure to the benefit of and be binding upon Grantor and the Beneficiary and their respective heirs, executors, legal representatives, successors and permitted assigns. Whenever a reference is made in this Deed to Guarantor, the Trustee, Grantor or the Beneficiary such reference shall be deemed to include a reference to the heirs, executors, legal representatives, successors and permitted assigns thereof.

3.04 Terminology. All personal pronouns used in this Deed whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles and Articles are for convenience only and neither limit nor amplify the provisions of this Deed itself.

3.05 Severability. If any provision of this Deed or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Deed and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

3.06 Applicable Law. Grantor agrees that this Deed shall be construed, interpreted and enforced in accordance with the laws of the State of Nevada; provided, however, that if any applicable conflict or choice of law rules would choose the law of another state, Grantor waives such rules and agrees that Nevada substantive, procedural and constitutional law shall nonetheless govern. Notwithstanding any provision of this Deed, Note or any other agreement between Grantor or Beneficiary, nothing in this Deed shall require the Grantor to pay, or the Beneficiary to accept, interest in an amount which would subject the Beneficiary to any penalty under applicable law. In the event that the payment of any interest due hereunder would subject the Beneficiary to any penalty under applicable law, then ipso facto the obligations of the Grantor to make payment shall be reduced to the highest rate authorized under applicable law.

3.07 Notices, Demands and Requests. All notices, demands or requests provided for or permitted to be given pursuant to this Deed must be in writing and shall be deemed to have been properly given or served by depositing the same with a nationally recognized overnight courier service or in the United States Mail, postpaid and registered or certified return receipt requested, and addressed to the addresses set forth on the first page hereof. All notices, demands and requests shall be effective upon being deposited with a nationally recognized courier service or, on the date that is two (2) business days after such deposit, upon being deposited in the United States Mail. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving at least thirty (30) days written notice hereof, Grantor or the Beneficiary shall have the right from time to time and at any time during the term of this Deed to change their respective addresses.

3.08 Time of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed.

3.09 Title Acts by Trustee. At any time upon written request of the Beneficiary, payment of its fees and presentation of this Deed and the Note for endorsement (in case of full reconveyance, for cancellation and retention) without affecting the liability of any person for the payment of the Indebtedness secured by this Deed, the Trustee may (a) consent to the making of any map or plat of the Premises, (b) join in granting any easement or creating any restriction thereon,
(c) join in any subordination or other agreement affecting this Deed or the lien or charge thereof, (d) reconvey, without warranty, all or any part of the Premises. The grantee in any reconveyance may be described as the "person or persons legally entitled thereto", and the recitals therein of any matters of facts shall be conclusive proof of the truthfulness thereof. The Grantor agrees to pay a reasonable Trustee's fee for full or partial reconveyance, together with a recording fee for said reconveyance.

3.10 Successor Trustee. At the option of the Beneficiary, with or without any reason, a successor or substitute trustee may be appointed by the Beneficiary without any formality other than a designation in writing of a successor or substitute trustee, who shall thereupon become vested with and succeed to all the powers and duties given to the Trustee herein named, the same as if the successor or substitute trustee had been named original Trustee herein; and such right to appoint a successor or substitute trustee shall exist as often and whenever the Beneficiary desires.

3.11 Acknowledgments by Grantor. Grantor acknowledges that the information set forth on the cover hereof is incorporated herein by reference and that Grantor has received a true copy of this Deed.

3.12 Releases. Section A.9 of the Loan Agreement provides for the release and reconveyance of the lien of this Deed encumbering the Premises upon the repayment and performance in full of the Indebtedness, subject to the conditions set forth in said Section A.9, prior to the full repayment and performance of the Related Indebtedness; provided, however and except that, if there exists with respect to the Related Indebtedness at the time of repayment and performance in full of the Indebtedness a default or event of default, or any event or circumstance which with the passage of time or giving of notice would become a default or event of default under the Related Loan Documents, then the release and reconveyance of the lien of the Deed hereof shall not be granted by Beneficiary for so long as any such default or event of default or such other event or circumstance is continuing.

            IN WITNESS WHEREOF, Grantor has executed this Deed under seal, as of the day and year first above written.



                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By : /s/  FREDERICK H. CONTE
                                            ------------------------------------

                                        Name:  Frederick H. Conte
                                               ---------------------------------

                                        Title:  President and COO
                                                --------------------------------

STATE OF NEVADA   )
                  ) .ss
COUNTY OF CLARK   )


     This instrument was acknowledged before me on August 12, 1998 by Frederick
H. Conte as President & COO of PREFERRED EQUITIES CORPORATION, a Nevada corporation.


                                           /s/ MARY A. FAIR
                                           ---------------------------------
                                           NOTARY PUBLIC
[NOTARY PUBLIC SEAL]
                                           My Commission Expires: Oct. 30, 1998

                                   EXHIBIT "A"


                                LEGAL DESCRIPTION

All that real property situated in the State of Nevada, County of Nye, bounded and described as follows:

Parcel 1:

Lot One (1) Block One (1) of CALVADA VALLEY UNIT NO. 2 as shown by map recorded October 5, 1970 as File No. 20291 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 2:

Lot One hundred forty-eight (148) in Block Sixteen (16) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

EXCEPTING THEREFROM all of its right, title and interest in and to all of the minerals, including gas, coal, oil and oil shales as disclosed by Deed recorded January 10, 1961 in Book 43, Page 374, Official Records, Nye County, Nevada.

Parcel 3:

Parcels One (1) and Three (3) of Parcel Map recorded May 24, 1983 as File No. 81177 and amended by Certificate of Amendment recorded June 14, 1983 as File No. 83144 and by Certificate of Amendment recorded December 12, 1983 as File No. 99135 and by Certificate of Amendment recorded March 16, 1992 as File No. 304864 of Official Records, Nye County, Nevada.

Parcel 4:

Parcel Two (2) as shown by Parcel Map recorded April 26, 1994 as File No. 351410 of Official Records, Nye County, Nevada.

Parcel 5:

Lot Forty (40) in Block Six (6) of AMENDED PLAT OF CALVADA VALLEY UNIT 6, recorded December 28, 1993 as Document No. 345007 in the Office of the County Recorder of Nye County, Nevada.

Lots Nineteen (19) and Nineteen A (19A) (to the extent of Preferred Equities Corporation's reversionary interest in Lot Nineteen A (19A)) of Block Six (6) of CALVADA VALLEY UNIT NO. 6, recorded February 5, 1973 as File No. 36024 of Official Records, Nye County, Nevada, more particularly described as Parcel Nineteen (19) as shown on Parcel Map recorded January 6, 1983 as File No. 72610 of Official Records, Nye County, Nevada.

Lot One (1) in Block Fifteen (15), Lots One hundred seventy-three (173) and One hundred seventy-four (174) in Block Eleven (11) and Lot Three hundred twenty-three (323) in Block Six (6) of CALVADA VALLEY UNIT NO. 6, as shown by map recorded February 5, 1973 as Document No. 36024 in the Office of the County Recorder of Nye County, Nevada.

                                   EXHIBIT "B"


                             PERMITTED ENCUMBRANCES

      All Permitted Encumbrances are those items set forth in that certain Commitment for Title Insurance dated July 8, 1998 as issued by Chicago Title Insurance Company as items 1 and 2 (as to non-delinquent amounts), 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17 and 18.

                                   EXHIBIT "C"


                   LEASES, SUBLEASES, CONTRACTS AND AGREEMENTS

None.

                                   [PEC LOGO]

                         PREFERRED EQUITIES CORPORATION

         4310 Paradise Road, Las Vegas, NV 89109-6597 o 702.737.3700 o
                  Toll Free 1.800.634.6431 o Fax 702.369.3194


August 12, 1998


Dorfinco Corporation
c/o Textron Financial Corporation
40 Westminster Street
Providence, Rhode Island 02940

Ladies and Gentlemen:

I have acted as Nevada counsel for Preferred Equities Corporation, a Nevada corporation ("Borrower"), in connection with certain matters related to a Four Million and no/100 Dollar ($4,000,000.00) loan ("Loan") dated as August 12, 1998, from Dorfinco Corporation, ("Lender"), to Borrower. I have also acted as Nevada counsel for Mego Financial Corp., guarantor of the Loan ("Guarantor"). The Loan is secured by the Deed (as hereinafter defined) in favor of Dorfinco on certain parcels of land in Pahrump, Nevada as described in said Deed ("the Property"). This opinion is being delivered in accordance with certain requirements of the Loan.

I have reviewed the following documents, all of which are dated August 12, 1998:

     a.   Loan and Security Agreement, between Lender and Borrower;

     b. Promissory Note, in the stated principal amount of $4,000,000.00, executed by Borrower;

     c. Deed of Trust, Security Agreement and Fixture Filing (the "Deed"), from Borrower, as grantor, to United Title of Nevada, as trustee, and for the benefit of Lender as beneficiary;

     d. County and Secretary of State of Nevada UCC-1 financing statement (the "UCC Financing Statements") executed by Borrower;

     e.   Guaranty Agreement (the "Guaranty"), executed by Guarantor;

     f.   Environmental Indemnity Agreement, executed by the Borrower;

     g. Subordination Agreement, executed by Borrower, as debtor, and Guarantor, as creditor, in favor of and accepted by Lender;

     h.   Borrower's Certificate, executed by Borrower; and

     i.   Guarantor's Certificate, executed by Guarantor.

For the purpose of this opinion, the foregoing documents listed in paragraphs
a. through i. are referred to herein as the "Loan Documents". It is the opinion of the undersigned that:

1. Borrower is a corporation, duly formed, validly existing and in good standing under the laws of the State of Nevada. Borrower has full right, power and authority to carry out and consummate all transactions contemplated by the Loan Documents and has duly authorized the taking of any and all action necessary to carry out and consummate the transactions contemplated to be performed on its part by the Loan Documents. Borrower has executed and delivered each Loan Document.

2. Guarantor has the right, power, authority and capacity to execute the Guaranty. Guarantor has duly authorized, executed and delivered the Guaranty. The Guaranty constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor, subject to the limiting conditions of 8. infra of this opinion, in accordance with its terms.

3. No consent, approval, order, authorization, registration, declaration or designation of or filing with any governmental authority of the United States or the State of Nevada, or any subdivision thereof, is required in connection with the authorization, execution, delivery or performance by Borrower and Guarantor, as applicable, of the Loan Documents or the consummation of any of the transactions contemplated thereby, except for the recordation or filing of the Deed and the UCC Financing Statements.

4. Other than as shown on Exhibit "A" attached hereto there are no suits, actions, proceedings or investigations pending or, to the best of my knowledge, threatened against or involving Borrower, Guarantor or the Property before any court, arbitrator or administrative or governmental body. None of the matters shown on Exhibit "A" including but not limited to Robert J. Feeney vs. Mego Mortgage Corporation, Jeffrey S. Moore and Mego Financial Corp., shall, to the best of my knowledge after reasonable inquiry, result in any material adverse change in the contemplated business, condition or operation of Borrower, Guarantor or the Property.

5. The execution, delivery and performance of the Loan Documents and the documents, instruments and agreements provided for therein will not result in a breach of or default under (i) any other document, instrument or agreement to which Borrower is a party or to which Guarantor is a party or by which Borrower or Guarantor or any of Borrower's or Guarantor's property is subject or bound; or (ii) any law, statute, ordinance, judgement, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or any determination or award of any arbitrator, of the United States or the State of Nevada, or any subdivision thereof, by which Borrower or Guarantor or any of Borrower's or Guarantor's property is subject or bound.

6. All certificates, licenses, permits or approvals which must be issued by any federal, state or municipal authority as a condition for the present use or occupancy of the Property have been duly issued and are in full force and effect.

7. Assuming the collection of interest and other charges provided for in the Loan Documents is undertaken strictly in accordance with the terms thereof, the Loan Documents will not violate the usury laws of the State of Nevada.

8. If governed by Nevada law, the Loan Documents are legal, valid, binding and enforceable against Borrower in accordance with their terms, subject to bankruptcy, insolvency, moratorium and similar laws affecting the rights of creditors generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and except that certain provisions of the Loan Documents may not be enforceable in whole or in part under the laws of the State of Nevada, but the inclusion of such provisions does not affect the validity of the Loan Documents, and the Loan Documents contain adequate provisions for enforcing payment of the monetary obligations of Borrower under the Promissory Note, and for the practical realization of the rights and benefits afforded by the Loan Documents, provided such enforcement is conducted in accordance with the procedures established by the laws of the State of Nevada.


9. Without limiting the opinion expressed in 5 supra, to the best of my knowledge, the execution and delivery of and performance by Borrower and Guarantor under the Loan Documents do not and will not violate any state statute, rule or regulation. As used herein, the term "to the best of my knowledge" means to my Actual Knowledge as the term "Actual Knowledge" is defined in the Legal Opinion Accord of the ABA Section of Business Law
     (1991).